United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

225 West 34th Street,  New York, NY  10122
(Address of principal executive offices)       (Zip code)

Eric Rubin, President, 225 West 34th Street,  New York, NY  10122
(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code:     (212) 488-1331

Date of fiscal year end:       10/31/2014

Date of reporting period:      10/31/2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

The American Independence Funds
Annual Report – October 31, 2014

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	3

Stock Fund
Schedule of Portfolio Investments	23
Risk-Managed Allocation Fund
Schedule of Portfolio Investments	25
International Alpha Strategies Fund
Schedule of Portfolio Investments	26
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments	30
Boyd Watterson Short-Term Enhanced Bond Fund
Schedule of Portfolio Investments	36
Boyd Watterson Core Plus Fund
Schedule of Portfolio Investments	40
U.S. Inflation-Indexed Fund
Schedule of Portfolio Investments	44

Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	56
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	78

Additional Fund Information
Portfolio Summaries	79
Table of Shareholder Expenses	81
Other Tax Information	83
Approval of Advisory and Sub-Advisory Agreements	84
Trustees and Officers	86

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the year ending October 31, 2014. The Funds’ fiscal year 2014 brought strong investment performance for both U.S. stocks and, perhaps surprisingly, bonds. In fact, with both broad equity and bond markets performing positively in the United States, 2014’s financial markets may be characterized by a divergence between the relative strength of the U.S. and slower growth and more difficult investment conditions in many other economies.

To begin 2014, many people expected a continuation of 2013’s rising bond yields and negative fixed income returns that followed the anticipation of an end to U.S. unconventional monetary policy and the Federal Reserve Bank “tapering” its asset purchases. Instead, the Funds’ 2014 fiscal year saw interest rates decline and U.S. treasury bonds rally, to the surprise of many investors and observers. At the same time, several sectors of U.S. equity markets advanced strongly in 2014 – including dividend-paying sectors positively impacted by the decline in interest rates – even while markets endured several “air pockets” or broad declines in stock prices. As market participants focus on the outlook for global growth as well as the prospect of the Federal Reserve’s transition from “tapering” to “tightening” of monetary policy, we believe that managing your portfolio’s risk will be an even more important strategy to protect your investments.

The Year in review

Just as they have previously in recent years, the U.S. markets have felt impacts from across the globe in 2014. Geopolitical headlines continue to find their way into financial markets, with Russia persisting in its efforts to exert influence over its neighbors, including its military intervention in Ukraine, causing retaliatory sanctions from Europe and the U.S. The brutal tactics of the Islamic State operating in Iraq, Syria, and nearby areas have drawn United States support against the advance of radical Islamists, even as the U.S. had been withdrawing military personnel from an increasingly politically-fractured Iraq. As the Ebola virus ravaged West Africa, fears of a pandemic reached a fever pitch with several infected patients receiving treatment in the United States. Nonetheless, gold, a traditional safe haven, and other materials have not fared well this year, and oil prices have declined to multi-year lows.

Concerns about the slowing pace of growth in China, as well as outright contraction in some Eurozone countries, have rattled markets both internationally and in the United States. Whether falling oil prices are a boon for growth or a harbinger of global recession remains to be seen. Even so, economic growth in the United States appears strong, with consumer sentiment reaching its highest level since January 2007 in a report released December 12th, and the November 2014 Employment Situation report indicating the addition of 321,000 new jobs in the biggest monthly increase in three years. After buoyant equity market returns in 2013, Japan has exhibited volatility this year as domestic growth has been difficult to sustain, but Prime Minister Abe appears to be consolidating support for his monetary, fiscal, and structural reform policies.

As 2013 ended full of optimism for economic growth, U.S. Treasury yields closed last year over 3.00%, their highest level of the year. However, that optimism withered quickly in the new year. Weather, geopolitical events, and the implementation of the Affordable Care Act conspired to tip GDP growth negative for the first quarter. Although domestic growth revived for the balance of 2014, it seemed as if the U.S. was the only major country with a strengthening economy. Europe in particular lost traction following the imposition of economic sanctions on Russia, and instead of contemplating what to do about overheating growth, several major central banks were forced into extraordinary monetary stimulus to combat flagging growth and the specter of deflation fell. Though the Federal Reserve followed through with previously announced plans to wind down its own extraordinary stimulus, the expected time frame for the first Federal Reserve interest rate hike has been pushed back from early 2015 to the middle of next year or later amid persistently below-target inflation reports. Ironically, realized inflation has strengthened significantly this year (though still below the Federal Reserve’s policy target), with the Consumer Price Index rising 1.7% year-over-year through October (compared to a mere 1% increase at the same point in 2013), but the late-year spectacle of plunging crude oil prices has contributed to declining inflation expectations almost everywhere in the world. In short, the 2014 edition of the U.S. Treasury bond market confounded widely-held expectations of rising yields by pushing 10-year yields down to 2.10% as of December 12th - despite an accelerating economy five and a half years into the business cycle.

Fund Highlights

The American Independence Risk-Managed Allocation Fund, sub-advised by the experienced investment team at JAForlines, LLC, launched in September 2013, and, accordingly attained its one-year anniversary. Over this time, the Fund compared favorably to its industry peer groups, and attracted attention for delivering a global macro-oriented portfolio focused on credit and risk-management. The Fund’s portfolio manager, John A. Forlines III, continues to lecture on Behavioral Finance at Duke University.

American Independence Funds

American Independence continually seeks to identify the finest professionals to manage the portfolios of the Funds. In the Funds’ fiscal year, we made two management changes. First, as of November 15, 2013, the Strategic Income Fund was renamed the Boyd Watterson Short-Term Enhanced Bond Fund and Boyd Watterson Asset Management, LLC assumed the role of the sub- adviser to the Fund’s portfolio. David Dirk is the lead portfolio manager and you can find his commentary in the pages that follow. Second, as of February 24, 2014, Navellier & Associates, Inc. assumed the role of sub-adviser to the International Alpha Strategies Fund. Jim O’Leary, the lead portfolio manager, has successfully transitioned to the portfolio to be in line with his management philosophy and was able to do so while carefully considering all tax implications. His annual commentary can also be found further in this report.

In closing, our Funds have performed as we have hoped compared to their peers and benchmarks while seeking to minimize risk. The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted their respective Fund during the reporting period and an outlook for next year.

We thank you for your continued support, and American Independence will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. Please do not hesitate to contact us with any questions at 866-410-2006. I hope to see the markets improve in 2015. We want to take this opportunity to wish you a happy holiday season and wish you a healthy and prosperous New Year.

Sincerely,

Eric M. Rubin

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

Important Disclosures
Investing in the Fund involves risk. Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions.

General ETF Risk: The cost to a shareholder of investing in a Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the ETFs in addition to a Fund’s direct fees and expenses.

Foreign Securities Risk: International investing involves risks, including risks related to foreign currency, limited liquidity, less government regulation and the possibility of substantial volatility due to adverse political, economic or other developments. These risks often are heightened for investments in emerging/developing markets or smaller capital markets.

Emerging Markets Risk: The Funds may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

For a complete list of fund risks, please see the prospectuses.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.americanindependence.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Fund’s prospectus or summary prospectus.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

American Independence Funds

Stock Fund Commentary

Rick Baird – Portfolio Manager

The American Independence Stock Fund (Institutional share class, the “Fund”) returned 9.42% (Institutional Class shares) for the fiscal year ending October 31, 2014. Over the same period the Fund’s benchmark, the Russell 1000 Value Index, returned 16.46%.

Over the course of the past three-to-five years, investors have become accustomed to a “Goldilocks” environment that has been characterized by low volatility, high equity returns, generally lower trending interest rates, and consistent overall economic improvement. U.S. fundamentals appear to be stable with low unemployment insurance claims, continued improvement in overall employment and payroll growth, high profit margins, falling U.S. government deficits, and positive momentum in U.S. GDP growth.

Nevertheless, we would note increasingly stretched equity valuations. In addition, other notable factors bear watching: a reluctance of business and consumers to spend money on productive assets; a divided government; sluggish international growth; Ebola and terrorist concerns; worrisome deficits in a number of countries; average wages failing to keep up with inflation; and falling oil prices that could risk the employment gains made in the energy sector. The strong U.S. Dollar is on the verge of a multi-decade breakout higher, which has not yet been adequately factored into economic forecasts. We also remain concerned about high global debt levels which creates a real policy dilemma on how best to unwind multiple rounds of quantitative easing.

As managers of the Stock Fund, we espouse a value/contrarian investment philosophy with an absolute return overlay. While we are mindful of the Fund’s objective to be invested across all market environments, we emphasize investment in situations where we can project a margin-of-safety and realization of an absolute return. This can occasionally result in our reluctance to purchase or continue to own stocks that have moved in excess of targets that we can reasonably project based on fundamentals. This past year was such an environment. Performance was disappointing due to several factors. The first of these factors was our reluctance to chase some of the market’s momentum stocks, preferring to swap into stocks exhibiting better value characteristics. As such, realized gains were taken on stocks that subsequently continued to have positive momentum, such as Cardinal Health, WellPoint, Microsoft, Goldman Sachs, Discover Financial, DaVita HealthCare, Apple Computer and others. However, other stocks were sold for gains and the stocks subsequently underperformed the market; these include Imperial Tobacco, Valeant Pharmaceuticals, Corning Inc., Cognizant Tech, Citigroup, Valero Energy, Diageo Plc, JPMorgan, General Electric, Aflac, Aetna, Schlumberger, Capital One, Exxon Mobil, and Halliburton.

We have used mid-capitalization stocks at various times in order to expand our universe of potential selections. Mid-cap stocks began underperforming the broad market in early March. We experienced solid gains in some stocks including: Trinity Industries, Apollo Ed, Voya Financial, Goodyear Tire, Cameron International, Foot Locker, Energizer, and Toll Brothers. Nevertheless, we struggled with other stocks which took realized losses, including Diamond Offshore, Nu Skin Enterprises, Pentair, Knightsbridge Shipping, Wausau Paper, The Fresh Market, Triumph Group, NCR Corp, Owens-Illinois, GNC Holdings, Eastman Chemical, Avon Products, and Terex Corp.

We were occasionally reluctant to remain fully invested at all times due to our perception of an occasional lack of adequately-valued securities; this proved challenging in a year where the market moved higher fairly consistently. Cash reserves at times exceeded 15 percent of the Fund. The Fund continues to exhibit factors that indicate its value focus. Average portfolio price-to-earnings (P/E) is approximately 91.7% of the Morningstar Value Category, while price-to-book value is 86.1% of the category. It is our intention to remain value conscious with an absolute return conviction.

While we were not pleased with the relative performance for the year ended October 31, 2014, we expect this to be temporary. Our discipline to strict valuation and investment criteria has served us well in the past and we expect this to resolve favorably in the coming quarters and years.

Among our largest positions, we continue to like American International Group which has the second largest unrealized gain in the Fund, even after some profit taking earlier in the year. Other larger positions that are also in the financial sector include Bank of America, Citigroup, Prudential, and MasterCard. We like valuations for these companies and their favorable prospects in a moderately growing economy. In the energy sector, Occidental Petroleum remains a top holding and has a sizable unrealized gain in the Fund. Prospects for continued business restructuring and refocus are abundant. Exxon Mobil and Chevron are also meaningful positions in the energy sector. Large core positions in the Health Care sector include Johnson & Johnson and Pfizer Inc., along with health benefits company Aetna Inc. In the industrial sector,

American Independence Funds

American Airlines is a meaningful position for the Fund, and one that we revisited recently. Originally realizing a $1.2 million profit, a recent repurchase now shows an additional unrealized profit of $523,000. Another industrial company, United Technologies, and telecommunications stock, Verizon Communications, round out our largest positions.

Thank you for your continued investment in the American Independence Stock Fund.

Definitions:

Price to Earnings Ratio is a ratio of a company’s share price to its earnings per share.

Price to Book Ratio compares the market value of a portfolio’s stocks to the stocks’ book value.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Stock Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2004. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014	Annualized
	1 Year	5 Year	10 Year
Stock Fund
Institutional Class Shares	9.42%	13.73%	9.58%
Class A Shares (1)	2.79%	12.05%	8.50%
Class C Shares (2)	7.42%	12.59%	8.87%
Russell 1000 Value Index	16.46%	16.49%	7.90%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares, known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 2, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 2, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Risk-Managed Allocation Fund Commentary

John A. Forlines III – Portfolio Manager

The American Independence Risk-Managed Allocation Fund (Institutional share class, the “Fund”) returned 5.52% for the fiscal year ended October 31, 2014. Over the same period the Fund’s benchmark, the MSCI All Country World Index (“MSCI ACWI”), returned 7.77% and the Blended Benchmark (a constant-weighted mix comprised of 40% of the Citi World Government Bond Index, 50% of the MSCI All Country World ex US Index, and 10% of the S&P 500 GSCI Commodities Index returned 2.08% . The Fund is fully invested (98%).

The American Independence Risk-Managed Allocation Fund invests across three asset classes: equities, fixed income and alternatives (commodities, real estate and hard assets). It uses macro top-down approach to target long-term global macro-economic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. All non-cash positions are exchange trade products, which gives the Fund significant flexibility in terms of low cost asset allocation. The Fund holds fixed income investments in almost all market conditions, but there is wide discretion in allocations to equities and alternatives.

Market Overview

This year has been remarkably unsettled in terms of expectations: many of the “experts” predicted rising interest rates going into 2014 along with inflation concerns. Neither of those things happened and we are happy to report that we benefitted from a contrary position to the consensus opinion.

The large themes we have talked about for a while are still intact across the globe. We are in a post 2008 world of global imbalances and fragmented recovery from the worst recession since the Great Depression. Structural unemployment is high across most developed nations and disappointing economic growth is the rule and not the exception in most regions. Even in the United States, where growth and recovery from recession is ahead of most of the world, there are imbalances. In particular, wage growth has stalled and the participation rate for employment is at new lows.

The main policy tools in effect to combat weakness have been monetary and we expect these actions to continue well into 2015. In the U.S., the Fed has to be concerned about weakness in Europe, China and Japan. In each of those regions, central banks are cutting rates and adding liquidity to their financial systems.

The European financial system has continued to heal due to liquidity and rate measures employed by the European Central Bank (“ECB”), which has allowed most European countries to emerge from their prolonged recessions. Still, recovery is fragile and the ECB has begun a form of quantitative easing involving asset purchases.

In Japan, Abenomics, so named for Japanese Prime Minister Sinzo Abe, lost some steam since its initial unveiling in late 2013, but, this fall, Japanese leaders doubled down in boosting incentives for Japanese ownership of corporate bonds and equities. China, always a wild card because of its opaque governance, is very much focused on providing liquidity to its rate and risk markets and is on a path toward another year of continued growth. Such growth is getting harder to come by each year as China confronts issues like pollution—something that developed nations have grappled with in the past.

Winners and Losers

Going into the year, we felt the U.S. trade weighted dollar would remain strong, rates would remain low and that U.S. equities would do well but not as well as where quantitative easing was still in full effect. We entered our European and Japanese equity positions with hedged exchange traded products which worked well. However, we were rewarded on the U.S. equity positions but not the international developed country positions. This was the case all the way until September of 2014, where the bets we placed started to work—we had outperformance relative to our benchmark and in absolute terms for the last two months of the fiscal year. Our U.S. sector allocation has helped performance. Tech and healthcare were the two top performing U.S. sectors during the period. We held both throughout as major overweights to U.S. indexes and continue to do so.

In fixed income, we clearly benefited from our decision to hold longer duration bond indexes—our corporate bond positions did well, but our decision to underweight U.S. Treasuries did hurt performance. It was still a good year of attribution for our bond positions.

As a tactical multi-asset allocator, sometimes the best decision you can make is to not own an asset class. One of our best decisions this year was to avoid commodity exposure. Part of that decision was predicated on our strong U.S. dollar call, but it was also about large output gaps or weakness in many regional economies, some of which we covered above. Oil is especially an interesting case in the sense that a low price

American Independence Funds

hurts exporting nations and companies but benefits consumers AND (as in the case of the U.S.), nations where oil production is largely consumed locally. Oil and commodity prices will have to go back up if the global recovery ever gets any real momentum—it is something we are watching carefully.

We have already begun thinking about positioning for 2015. We believe that there will be similarities to 2014—monetary policy will continue to be a major factor. In particular, the timing and impact of a U.S. decision to finally raise short term rates will be critical. Policy mistakes fuel volatility and there will be a concerted effort by the Fed to avoid one this time.

Thank you for your confidence and trust in us.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Risk-Managed Allocation Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on September 20, 2013(3). Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014	Annualized
	1 Year	Since Inception
Risk-Managed Allocation Fund
Institutional Class Shares	5.52%	6.65%(3)
Class A Shares (1)	(0.96%)	0.73%(3)
Class C Shares (2)	3.32%	5.47%(3)
MSCI All Country World Index	7.77%	12.10%(4)
Blended Benchmark (5)	2.08%	4.38%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period September 20, 2013 (commencement of operations) through October 31, 2014.
(4)	For the period September 30, 2013 through October 31, 2014.
(5)
The Blended Benchmark is a constant-weighted mix comprised of the Citi World Government Bond Index (40%), the MSCI All Country World ex-U.S. Index (50%), and the S&P 500 GSCI Commodities Index (10%). The custom benchmark is rebalanced monthly.

The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

The US Citi World Government Bond Index (“WGBI”) measures the performance of fixed-rate, local currency, investment grade sovereign bonds.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Alpha Strategies Fund Commentary

James O’Leary – Portfolio Manager

For the fiscal year ending October 31, 2014, the American Independence International Alpha Strategies Fund (Institutional share class, the “Fund”) returned -1.10% while the benchmark, the MSCI All Country World ex U.S. Index, was up 0.06%.

As fund managers, our core investment philosophy is to select a combination of growth, value, and core stocks. The Fund represents our adherence to this core principle.

As of October 31, 2014, the Fund is positioned with an average Price to Earnings Ratio of 93% of the benchmark, a Price to Cash Flow Ratio of 89% of the benchmark, a Price to Sales Ratio of 78% of the benchmark, and a Dividend Yield of 88% of the benchmark. These low ratios provide the portfolio with potential reevaluation upside, an appropriate dividend yield, and generally reduce downside risk.

In addition, we like the portfolio’s large cap moderate growth potential as best represented by our top ten largest holdings: Novartis AG, BT Group plc, Bayer AG, Sanofi, ING Groep, Swedbank, Commonwealth Bank of Australia, Reed Elsevier, Coloplast, and Nestle SA.

Over the past year, stock selection and/or country weightings in the United Kingdom, Germany, Netherlands, Denmark, and Russia aided the portfolio’s performance. However, stock selection and/or country weightings in Australia, India, Brazil, Taiwan, and Hong Kong hindered performance. In relation to sectors, positions in energy minerals, retail trade, health technology, consumer durables, and producer manufacturing helped performance. Sector positions in transportation, communications, finance, process industries, and consumer non-durables hurt the portfolio’s return.

The international stock market rally that started in March 2009 took a breather in the third quarter of 2014 in dollar terms as Japan and the European Union debased their currencies with the euro falling to a two-year low against the dollar. Despite the political and economic stagnation problems in Europe, deflation and increased taxes in Japan, and lower prices for commodity exporters in Latin America and Australia, during the past calendar year the global economy has continued to improve. We expect this trend to continue through 2015 with global growth in the 2% - 3% range. Sometimes, GDP growth does not relate well to local economies. During the second half of the year, while the Japanese economy was stuttering, its stock market did well, and the benefits of “Abenomics” while not reflating the economy, benefited corporate margins. Going forward, the U.S. Federal Reserve is telegraphing an interest rate increase in the middle of 2015, and the Bank of England is expected to be the first major economy to increase rates some time in 2015 as unemployment is lower than expected.

We believe the “No” vote in Scotland in relation to independence and the continued acceleration of growth in the United Kingdom, the renewed growth and lower unemployment in the U.S., the prospect of 3% growth in Europe in 2015, the accommodative fiscal and monetary policy in Japan, and the worry over China fading should lead to the higher global growth for 2015 mentioned earlier as well as a more volatile stock market. The bright spot for U.S. investors is that during the first period of interest rate increases, the stock market may have an upward basis.

The portfolio’s investment strategy, which combines quantitative and fundamental based screens and diversification among strong mid and large capitalization companies, should prosper in this environment. We believe that as the global economy increases its momentum, our investors will be rewarded.

The Fund did not use derivatives during the 2014 fiscal year.

Thank you for your continued investment in the American Independence International Alpha Strategies Fund.

Definitions:

Price to Earnings Ratio is a ratio of a company’s share price to its earnings per share.

Price to Cash Flow Ratio is a measure of the market’s expectations of a firm’s future financial health.

Price to Sales Ratio is a ratio for valuing a stock relative to its own past performance, other companies or the market itself.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

International Alpha Strategies Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2004. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014	Annualized
	1 Year	5 Year	10 Year
International Alpha Strategies Fund
Institutional Class Shares	(1.10%)	4.66%	5.06%
Class A Shares (1)	(7.25%)	2.89%	3.91%
MSCI All Country World Ex-U.S. Index	0.06%	6.09%	6.59%
MSCI EAFE Index	(0.60%)	6.52%	5.81%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares, of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Prior to February 24, 2014, the Fund’s benchmark was the MSCI EAFE Index, the benchmark changed to the MSCI ACWI ex-U.S. Index to match the investment strategy of the new sub-abviser.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell – Portfolio Manager

The American Independence Kansas Tax-Exempt Bond Fund (Institutional share class, the “Fund”) returned 6.89% for the fiscal year ending October 31, 2014, while the Fund’s benchmark, the Barclays Capital 7 Year Municipal Bond Index, was up 5.32%. Over the Fund’s fiscal year, the average return for its peers in the Lipper Other Single State Intermediate-Term Muni Bond category was 4.60%.

The Fund’s performance over the last year is the result of various factors and events including the generally positive overall investment environment. During the preceding 12 months, the stock market was fairly volatile but was generally higher at the end of the year versus where it started at the beginning. During the same time period, fixed income markets did well as yields declined. But, all fixed income instruments did not fare as well as others. Municipal bonds in general did better than Treasuries with comparable maturities. Municipals also beat other bond categories such as corporate bonds and mortgage-backed securities. However, rated municipal bonds trailed the non-rated, high-yield municipal sector.

Longer maturity municipal bonds did better on a return basis than shorter maturity bonds. As measured by the Municipal Market Data Yield Curve, thirty year AAA rated municipal bond yields declined from 4.04% a year ago to 2.99% today, while 10 year AAA rated municipal bond yields declined from 2.44% to 2.05%. Thirty year Treasury yields declined from 3.61% to 3.09% and 10 year Treasury bond yields went from 2.58% to 2.39%. Taxable and tax-exempt short term yields changed some, too, but both started and remained low due to the Federal Reserve’s influence and manipulation of interest rates. The fixed income markets did not follow a steady path to lower rates during the year, as there were periods of fits and starts. Rates generally rose during the latter stages of 2013 and then started an almost steady recovery to lower levels over the next six months. In September 2013, a correction occurred when the markets started focusing on the international turmoil and the resulting weakness in international financial markets. These political and financial tensions disrupted all markets. Eventually, some stability was found and the trend to lower yields returned. The municipal bond market’s performance relative to other fixed income markets is also more noteworthy in light of the concerns raised by the Detroit and other municipal bankruptcies’ headlines. Municipal credit concerns did not seem to spread beyond the troubled issuers and the municipal markets plodded ahead throughout the bankruptcy proceedings.

The municipal markets, including the Kansas bond market, followed their taxable counterparts throughout the year, although when interest rates adjusted, tax-exempt levels adjusted more to the downside but less to the upside. There are many reasons for this more positive adjustment by municipal bonds during 2014. One of the main factors was that municipal demand exceeded the supply as more investors sought to shelter their investment income. This positive influence on municipal bond valuations stemmed from the overall reduction in the supply of new municipal bonds sold during the year. National supply lagged last year’s volume by 13%. Related to this excess demand by muni investors in general was the strength of the demand for Bank Qualified (“BQ”) securities by banks. This last factor helped Kansas bonds even more as there tend to be more BQ bonds issued in Kansas as a percentage of its total bond issuance volume than in the national market. Kansas BQ volume in 2014 accounted for 17% of the total municipal bonds issued by Kansas entities. Nationally, BQ issuance only represented 6% of the national 2014 volume.

Working against the strength of the Kansas municipal market was the downgrade by the rating agencies of the State and its related agencies. Generally, the downgrade stemmed from the weakened financial position of the State due to reduced personal income tax receipts. Moody’s and S&P both mentioned this when they cut the State’s ratings to “Aa3/AA-” from “Aa2/AA”. The State also received notoriety during the year when the SEC announced it had investigated the State for understating municipal bond exposure to unfunded pension liability. Both of these events have some influence on how non-Kansas investors perceive bonds issued by Kansas entities; therefore, impacting the trading of Kansas bonds to issues offered by other municipalities. This is one of the factors that impacted how well a Kansas bond index did relative to the comparable index of other national municipal bonds. Barclays Capital has created and maintained these indexes for over 20 years. Over the last 12 months the Kansas bond index trailed the national index by 40 basis points (7.42% vs 7.82%).

During the past 12 months, the Fund has been reasonably active. Most of its activity was centered on selectively selling securities to meet cash flow needs. We used these selling opportunities to eliminate lower yielding securities and also to help shorten its duration. These defensive adjustments have the long-term objective of potentially providing the

American Independence Funds

Fund with minimal exposure to disruptive forces caused by potential upward moves in interest rates, which may occur in 2015 or later. In addition to these adjustments, the Fund also selectively added to its holdings as opportunities presented themselves. The number of securities held by the Fund declined from 142 issues at the start of the fiscal year to 122 at October 31, 2014. During this 12 month time period, the Fund’s NAV went from $10.80 to $11.16; its average quality remained at AA; and its market exposure, as measured by its duration, adjusted from 5.6 to 4.4 years. Another measure of the Fund’s market exposure is average maturity, which declined from 11.4 years to 10.6 years during the fiscal year. During the fiscal year, both Fund and market activity precipitated notable changes in sector composition including an increased weighting of refunded bonds which went from 12% to 19% as well as a reduction in the miscellaneous category from 32% to 26%. The Fund’s General Obligation exposure was basically unchanged at 21%.

Going forward, 2015 will be a challenge. The recent 2014 election results will influence certain aspects of the municipal market in 2015. Besides electing political figures that will run national, state and local governments for the ensuing years, the electorate also approves or disapproves capital expenditure programs when voting on bond issues, which may fund projects such as new swimming pools, new libraries, new schools or expansion of the existing sewer treatment facilities. We monitor these bond elections for news about potential new investments or for popularity of the capital budget programs an issuer is undertaking. Some capital improvements are also financed without electorate involvement or with only limited input. Examples of these types of projects are the Wichita Airport and the extensive upgrading of the State Capital buildings in Topeka, which was recently completed. In managing the Fund, we use bond election information to alert us to potential new investment opportunities as well as to indicate whether there is a lack of electorate support for the current municipal elected officials and their future plans. The Fund will be weighing all these factors going into 2015.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2014. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014	Annualized
	1 Year	5 Year	10 Year
Kansas Tax-Exempt Bond Fund
Institutional Class Shares	6.89%	4.24%	3.94%
Class A Shares (1)	1.94%	2.96%	3.09%
Class C Shares (2)	4.83%	3.23%	2.90%
Barclays 7-Year Municipal Bond Index	5.32%	5.00%	4.66%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accouting survivor. The performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Boyd Watterson Short-Term Enhanced Bond Fund Commentary

David M. Dirk – Portfolio Manager

Performance

The American Independence Boyd Watterson Short-Term Enhanced Bond Fund (Institutional share class, the “Fund”) returned 1.46% for the fiscal year ending October 31, 2014. Over the same period, the Fund’s benchmark, the Barclays Capital 1-3 Yr Govt/Credit Index (the “Index”), returned 0.89%. The Fund’s outperformance was due to a number of factors throughout the year.

We at Boyd Watterson took over the management of the Short-Term Enhanced Bond Fund nearly one year ago on November 15, 2013. In this inaugural discussion on the performance of the Fund, we will focus on the application of multiple strategies or alpha-drivers: duration management, yield curve positioning, sector allocations, security selection and tactical trading opportunities.

Duration management did not have a meaningful effect on relative returns during the past fiscal year. The period coinciding with the Fund’s fiscal year saw interest rates rise at the front end of the curve with the benchmark 2-Year Treasury yield increasing to 0.49% (as of October 31, 2014) versus 0.31% one year ago. We began the fiscal year with a portfolio duration longer than the benchmark and have recently reduced it to a more defensive posture below the benchmark. The Fund captured additional yield and income by keeping the duration longer than the benchmark during the first part of the fiscal year. Looking forward we anticipate our defensive duration posture will be well positioned for an eventual rise in rates at the front end of the curve.

Yield curve positioning was a positive contributor to returns over the past fiscal year. The first part of the fiscal year, we added three-year bonds to the portfolio to capture the additional yield premiums given the relative steepness in the front end of the yield curve. Mid-year, we made a conscious decision to decrease our exposure to this part of the yield curve preparing in advance of any Federal Reserve policy changes and the eventual rise in interest rates at the front end of the curve.

Sector allocation was the largest positive contributor to overall returns during the past fiscal year. The Fund’s primary strategic focus is on credit related securities. The overweight in corporate bonds was a positive as credit spreads continued to tighten relative to Treasuries. The allocation to high yield securities at the front end of the curve also benefited returns by providing additional income in the face of rising rates. Looking forward, we remain overweight credit, but our focus remains on downside protection and therefore, are positioning the portfolio with a more defensive bias.

Security selection was a positive contributor to returns over the past fiscal year. In the investment grade space, lower quality securities outperformed higher quality. The decision to overweight BBB rated securities as well as high yield bonds had a positive impact on relative returns.

Lastly, on a tactical basis, we used an opportunistic approach to the front end of the yield curve in an effort to capture premiums embedded in short duration securities from a credit, structural and liquidity standpoint.

Market Review

Interest-rate markets continued on their three year transition to progressively higher trading ranges, with 10-year Treasuries ending 2013 at 3.0%, a rise of over 125 basis points. As a result, in 2013, fixed-income returns across the broad investment grade universe were negative for the first time since 1999. However, despite posting negative returns, the primary credit sectors (investment grade corporates and high-yield corporates) fared comparatively better, handily outperforming comparable duration treasuries and significantly mitigating downside price volatility.

Throughout the first quarter of 2014, the consensus was frustrated at every turn. The promised surge in growth did not arrive. The obvious rise in longer-term interest rates and the expected return from short duration strategies proved elusive. The one-sided trade to the upside for risk assets never materialized. Instead, growth disappointed with weather-related issues in the U.S., continued stress in the emerging markets and visible signs of a less robust expansion in China. Longer-term interest rates were decidedly range-bound with 10-year rates spending most of their time in the 2.60% - 2.80% range, well below expectations of 3.5%.

During the second quarter, the anticipated surge and sustainability of above-trend growth failed to materialize, while the logical rise in longer-term interest rates proved elusive. Instead, growth (both domestic and international) disappointed, while a decline in longer-term rates fueled a rally that most did not anticipate. Transitory weather-related issues, measurement errors and growth paybacks in the U.S. will result in a basically flat growth profile versus a beginning-of-the-year consensus of 3.0%. Europe continued to disappoint on growth and the resolution of deflationary concerns. Continued stress in emerging market fundamentals and visible signs of a less robust expansion in China weighed

American Independence Funds

heavily. Yet, global risk markets continued their trend of outperformance. Low overall macro volatility, weaker but still moderate growth, the absence of inflationary pressures, continued monetary accommodation across the developed world and the insatiable search for yield (the “carry trade”) supported the risk-on trade and a further compression of risk premiums across markets and regions.

During the third quarter, storm clouds began to gather over risk assets. First, geopolitical risk flares (the Ukraine/Russian conflict, western sanctions against Russia, and new and more severe disruptions in the Middle East) actually started to matter as the markets recognized the potential for their morphing into longer and more problematic affairs. Second, hopes for a sustained global recovery began to fade with disappointing growth and/or inflation out of Europe, Japan, China and the emerging markets. Finally, highly supportive technicals moved to a position somewhat out of sync as fund outflows and investor liquidations were met with a rather tepid bid from the street. As a result, the seemingly perpetual strategy of searching for yield, which had supported the risk-on view for most of the year, gave way to mounting concerns over valuations and risk, leading to the noticeable underperformance of lower-quality sectors.

Positioning and Outlook

Duration and Yield Curve – With the Fed now in play for the process of normalization and an accompanying yield curve flattening expected over the medium-term, we anticipate a generally more defensive duration position in the portfolio allowing the duration of the portfolio to drift down further as time passes. This strategy will include a healthy exposure to floating-rate securities (as protection against potentially acute downside volatility at the front end).

Risk Assets – We remain concerned about valuations as pockets of excess in late 2013 became more broadly systemic over the course of 2014. Investors have continually added to risk positions in credit (via the least overvalued sectors) with every minor bout of volatility, seemingly discounting any and all events as relatively insignificant. This parabolic discounting and buy-the-dip mentality have suppressed overall spreads and volatility. As a result, investors are “all in”, many fully invested in overvalued, overowned and overcrowded positions. The market appears very aware of these skewed risk/reward profiles, nervously long and awaiting a catalyst to reduce exposures. However, any attempt at a quick and consensus exit is likely to be narrow and disorderly, given the mismatch of balance sheets between the investor base and the dealer community. Therefore, we remain modestly defensive at this stage, choosing to participate in the credit sectors but leaning against excesses and more focused on liquidity and downside protection. That being said, when dislocations do occur and value is created, we will gladly add to exposures. We view this approach not as risk avoidance but as risk intelligence.

Sector Briefs – In the high-grade and high-yield sectors, we remain overweight on a proceeds basis but with a focus on shorter durations. This allows us to capture attractive yield advantages while at the same time reducing potential downside spread volatility. Security selection is focused on liquidity and minimization of event risk exposures, particularly M&A and LBO activity.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Boyd Watterson Short-Term Enhanced Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2004. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014	Annualized
	1 Year	5 Year	10 Year
Boyd Watterson Short-term Enhanced Bond Fund
Institutional Class Shares	1.46%	1.88%	2.51%
Class A Shares (1)	(1.15%)	1.14%	2.03%
Barclays 1-3 Year U.S. Government/Credit Index	0.89%	1.45%	2.84%
Barclays 1-3 Year U.S. Aggregate Bond Index	0.96%	1.46%	2.94%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 2.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to the commencement of operations on May 3, 2006, includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Barclays Capital 1-3 Year U.S. Government/Credit Index is an index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Barclays Capital 1-3 Year Aggregate Index is an index of U.S. bonds with maturities of one to three years, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

Prior to November 15, 2013, the Fund’s benchmark was the Barclays Capital 1-3 Year Aggregate Bond Index. The benchmark changed to match the investment strategy of the new sub-adviser.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Boyd Watterson Core Plus Fund Commentary

David M. Dirk – Portfolio Manager

Performance

The American Independence Boyd Watterson Core Plus Fund (Institutional share class, the “Fund”) returned 4.16% for the fiscal year ending October 31, 2014. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), returned 4.14%.

In discussing the performance of the Fund, we will focus on the application of multiple strategies or alpha-drivers: duration management, yield curve positioning, sector allocations, security selection and tactical trading opportunities.

Duration management positively contributed to the performance of the Fund relative to the Index. The period coinciding with the Fund’s fiscal year saw interest rates fall in the 10- and 30-year areas while they rose at the front end of the curve. The benchmark 10-Year Treasury yield decreased to 2.34% (as of October 31, 2014) versus 2.56% one year ago. Active duration management consisting of lengthening and shortening the duration of the portfolio, both above and below the benchmark’s duration had a positive impact on performance, relative to the Index. Looking forward we look to take advantage on a more tactical basis of what we believe is a near term operative trading range of 2.0% - 3.0% on 10-year Treasuries.

Yield curve positioning was a negative contributor to returns over the past fiscal year. The yield curve flattened as interest rates declined at the long end of the curve (10- and 30-year) while rates rose at the front end of the curve. At the beginning of the fiscal year, our focus was on the intermediate portion of the curve with a bulleted strategy in the 5-10 year range. Throughout the year, we transitioned the portfolios to a barbelled type strategy by overweighting the long end (using Treasuries) and the front end (using floating rate notes) all while reducing our exposures in the belly of the curve. The speed at which the curve flattened was faster than expected which led to curve positioning being a detractor from performance. Our bulleted strategy coming into the year, along with the initial underweight in the 30-year area, are the two major reasons curve structure has been a negative contributor to performance.

Sector allocation was a positive contributor to overall returns during the past fiscal year. The overweight in corporate bonds was a positive as credit spreads continued to tighten relative to Treasuries. The allocation to high yield securities at the front end of the curve also benefited returns by providing additional income in the face of rising rates. In the securitized sectors, the underweight in mortgage-backed securities served as a slight drag on overall relative returns. Looking forward, we remain overweight credit, but our focus remains on downside protection and therefore, we are positioning the credit portion of the portfolio with a more defensive bias.

Security selection did not have a meaningful effect on relative returns during the past fiscal year. In the investment grade space, lower quality securities outperformed higher quality. The decision to overweight BBB rated securities as well as high yield bonds had a positive impact on relative returns. On the flip side, the decision to focus those exposures at the front end of the curve did not allow us to capture the full magnitude of the spread tightening in those sectors.

Lastly, tactical trades did not have a meaningful effect on relative returns during the past fiscal year.

Market Review

Interest-rate markets continued on their three year transition to progressively higher trading ranges, with 10-year Treasuries ending 2013 at 3.0%, a rise of over 125 basis points. As a result, in 2013, fixed-income returns across the broad investment grade universe were negative for the first time since 1999. However, despite posting negative returns, the primary credit sectors (investment grade corporates and high-yield corporates) fared comparatively better, handily outperforming comparable duration treasuries and significantly mitigating downside price volatility.

Throughout the first quarter of 2014, the consensus was frustrated at every turn. The promised surge in growth did not arrive. The obvious rise in longer-term interest rates and the expected return from short duration strategies proved elusive. The one-sided trade to the upside for risk assets never materialized. Instead, growth disappointed with weather-related issues in the U.S., continued stress in the emerging markets and visible signs of a less robust expansion in China. Longer-term interest rates were decidedly range-bound with 10-year rates spending most of their time in the 2.60% - 2.80% range, well below expectations of 3.5%.

During the second quarter, the anticipated surge and sustainability of above-trend growth failed to materialize, while the logical rise in longer-term interest rates proved elusive. Instead, growth (both domestic and international) disappointed, while a decline in longer-term rates fueled a rally that most did not anticipate. Transitory weather-related issues, measurement errors and growth paybacks in the U.S. will result in a basically flat growth profile versus a

American Independence Funds

beginning-of-the-year consensus of 3.0%. Europe continued to disappoint on growth and the resolution of deflationary concerns. Continued stress in emerging market fundamentals and visible signs of a less robust expansion in China weighed heavily. Yet, global risk markets continued their trend of outperformance. Low overall macro volatility, weaker but still moderate growth, the absence of inflationary pressures, continued monetary accommodation across the developed world and the insatiable search for yield (the “carry trade”) supported the risk-on trade and a further compression of risk premiums across markets and regions.

During the third quarter, storm clouds began to gather over risk assets. First, geopolitical risk flares (the Ukraine/Russian conflict, western sanctions against Russia, and new and more severe disruptions in the Middle East) actually started to matter as the markets recognized the potential for their morphing into longer and more problematic affairs. Second, hopes for a sustained global recovery began to fade with disappointing growth and/or inflation out of Europe, Japan, China and the emerging markets. Finally, highly supportive technicals moved to a position somewhat out of sync as fund outflows and investor liquidations were met with a rather tepid bid from the street. As a result, the seemingly perpetual strategy of searching for yield, which had supported the risk-on view for most of the year, gave way to mounting concerns over valuations and risk, leading to the noticeable underperformance of lower-quality sectors.

Positioning and Outlook

Duration and Yield Curve – With the Fed now in play for the process of normalization and an accompanying yield curve flattening expected over the medium-term, we anticipate a generally more defensive duration and “barbelled” positions in the portfolio. This strategy will include a healthy exposure to floating-rate securities (as protection against potentially acute downside volatility at the front end) coupled with an overweight in 10/30-year maturities, all at the expense of underweighting 5-7 year intermediates. Our broad range on the 10-year Treasury remains at 2.5% - 3.0%, though we recognize the risks of an overshoot to the downside (2.375% - 2.25%) due to technical and global relative value factors.

Risk Assets – We remain concerned about valuations as pockets of excess in late 2013 became more broadly systemic over the course of 2014. Investors have continually added to risk positions in credit (via the least overvalued sectors) with every minor bout of volatility, seemingly discounting any and all events as relatively insignificant. This parabolic discounting and buy-the-dip mentality have suppressed overall spreads and volatility. As a result, investors are “all in”, many fully invested in overvalued, overowned and overcrowded positions. The market appears very aware of these skewed risk/reward profiles, nervously long and awaiting a catalyst to reduce exposures. However, any attempt at a quick and consensus exit is likely to be narrow and disorderly, given the mismatch of balance sheets between the investor base and the dealer community. Therefore, we remain modestly defensive at this stage, choosing to participate in the credit sectors but leaning against excesses and more focused on liquidity and downside protection. That being said, when dislocations do occur and value is created, we will gladly add to exposures. We view this approach not as risk avoidance but as risk intelligence.

Sector Briefs – In the high-grade and high-yield sectors, we remain overweight on a proceeds basis but with a focus on short-to-intermediate durations. This allows us to capture attractive yield advantages while at the same time reducing potential downside spread volatility. Security selection is focused on liquidity and minimization of event risk exposures, particularly M&A and LBO activity. We continue to recommend an underweight in mortgages given the limited potential for spread tightening from current levels and the headwinds from a higher rate structure and sustained spikes in volatility.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Boyd Watterson Core Plus Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2004. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014	Annualized
	1 Year	5 Year	10 Year
Boyd Watterson Core Plus Fund
Institutional Class Shares	4.16%	4.23%	4.76%
Class A Shares (1)	(0.64%)	3.01%	4.09%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Barclays U.S. Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

U.S. Inflation-Indexed Fund Commentary

Cedric Scholtes – Portfolio Manager

Performance Review

The American Independence U.S. Inflation-Indexed Fund (Institutional share class, the “Fund”) returned 1.36% for the fiscal year ending October 31, 2014. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation-Linked Notes Index returned 1.90%.

While the Fed surprised markets in September 2013 by unexpectedly opting to delay tapering of the large-scale asset purchasing programs (“LSAP”), we held the view that U.S. economic growth would continue to pick up for the rest of 2013 and 2014, setting the stage for an eventual tapering later in December 2013. TIPS remained expensive in our opinion, albeit far from the extremely overstretched 2012 levels. 5-year forward real yields had marched from -0.25% in Q4 2012 to as high as 1.90% in September 2013 and sat at 1.30% in October 2013. With the view that forward TIPS yields would ultimately settle in a 1.75-2.25% range, we retained a short-duration bias in the portfolio. We also held an overweight in breakeven inflation (“BEI”) position with the view that the promise of an extended period of accommodation should support economic growth, and raise the odds of inflation (whether through excessive asset price reflation / policy mistake or through a faster closing of the output gap). The overweight BEI position would also serve as a partial hedge to our underweight in duration position. On the curve, we held a curve flattening bias, believing that the Treasury sell-off would be led by the front-end of the curve as the market would start pricing in earlier rate hikes once the Fed commences tapering of the LSAP. All three positions proved to be profitable in the last 2 months of 2013, as a pick-up in economic growth in Q4 2013 (GDP grew 3.5% Quarter on Quarter (“QoQ”) annualized despite the Government shutdown) and the eventual announcement of tapering by the Fed in December led to a sell-off in Treasuries and a rise in inflation expectations.

We continued to hold the same view and positions at the start of 2014. Our underweight in duration position, however, suffered in Q1 2014 as economic data took a turn in the opposite direction, perhaps due to the unusually cold winter in most parts of the country. Arguing that Q1 2014 was an anomaly impacted by transitory factors (weather, net exports and inventories), and inconsistent with other economic indicators we continued to maintain our underweight in duration position into Q2 2014. The transitory nature of the Q1 softness was confirmed by Q2 GDP, which grew at a 4.6% QoQ annualized pace. Nevertheless, despite the rebound in U.S. economic data in Q2 2014, abundance in global liquidity, dovish central bank forward guidance, the theme of secular stagnation, and geo-political events drove yields for Treasuries even lower (the 5-year forward real yield declined from 2.05% in December 2013 to as low as 1.10 % in June 2014), causing further losses in our underweight in duration position.

In Q3 2014, slowing global inflation was one of the dominating market themes, with the Euro-zone in particular being of greater concern. A dramatic decline in commodity prices, a stronger U.S. Dollar and a gloomy outlook for global economic growth led inflation expectations lower, including those in the U.S. This led to losses on our overweight in the BEI position as BEI spreads, led by the front-end of the curve, narrowed dramatically (the 10-year BEI spread went from approximately 2.25% at the end of Q2 2014 to approximately 1.92% by the end of October). However, our BEI curve steepener (5-year – 30-year) position was profitable in this down move, providing some cushion to our losses. Meanwhile, economic data continued to point a U.S. economy on the rebound. On the employment front, non-farm payrolls averaged a healthy 216K/month in Q3 2014 and the unemployment rate continued to show a steadily declining trend (5.9% at the end of October 2014 vs 6.7% at the start of the year). This led to increased speculation about earlier than expected rate hikes by the Fed, leading to a sell-off in the front-end of the nominal Treasury curve. This benefitted our nominal curve flattening position.

Going forward, we believe the global combination of global disinflationary forces, an appreciating U.S. dollar and weaker energy prices will continue to keep Treasury yields contained below levels that might otherwise exist if only U.S. fundamentals mattered. Treasury yields will also be contained by a lack of floating supply (given the System Open Market Account holdings) and reductions in new supply, given lower federal borrowing needs. Consequently, we are maintaining a smaller core duration short position and target lower levels to take profit.

American Independence Funds

Derivatives Discussion

The Fund uses U.S. Treasury futures in managing duration, yield curve and breakeven inflation exposures. The notional exposure of futures is typically a small percentage of the Fund’s asset under management.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

U.S. Inflation-Indexed Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2004. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014	Annualized
	1 Year	5 Year	10 Year
U.S. Inflation-Indexed Fund
Institutional Class Shares	1.36%	4.30%	4.80%
Class A Shares (1)	(3.43%)	2.99%	4.04%
Class C Shares (2)	(0.69%)	3.58%	4.44%
Premier Class Shares	1.15%	4.14%	4.64%
Barclays U.S. Treasury Inflation-Linked Notes Index	1.90%	4.41%	4.62%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 4, 2011, commencement of operations, and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Premier Class shares of the Fund includes performance of Institutional Class shares prior to April 2, 2013, which has been restated to reflect differences in expenses.

The Barclays U.S. Treasury Inflation-Linked Notes Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2014

Security Description	Shares	Value ($)
Common Stocks — 98.5%
Consumer Discretionary — 8.2%
Comcast Corp., Class A	48,000	2,656,800
Ford Motor Co.	182,200	2,567,198
Time Warner, Inc.	42,200	3,353,634
		8,577,632
Consumer Staples — 5.7%
Kimberly-Clark Corp.	28,300	3,233,841
Walgreen Co.	43,000	2,761,460
		5,995,301
Energy — 12.4%
Chevron Corp.	30,200	3,622,490
Exxon Mobil Corp.	33,900	3,278,469
Occidental Petroleum Corp.	36,600	3,254,838
Phillips 66	35,600	2,794,600
		12,950,397
Financials — 22.1%
American International Group, Inc.	60,900	3,262,413
Bank of America Corp.	201,000	3,449,160
Capital One Financial Corp.	39,400	3,261,138
Citigroup, Inc.	69,000	3,693,570
Progressive Corp. (The)	115,600	3,052,996
Prudential Financial, Inc.	39,100	3,461,914
U.S. Bancorp	70,900	3,020,340
		23,201,531
Health Care — 12.3%
Aetna, Inc.	39,000	3,217,890
Baxter International, Inc.	37,600	2,637,264
Johnson & Johnson	33,200	3,578,296
Pfizer, Inc.	117,000	3,504,150
		12,937,600
Industrials — 17.0%
American Airlines Group, Inc.	90,400	3,738,040
Chicago Bridge & Iron Co. NV (a)	41,000	2,240,240
Eaton Corp. (a)	49,200	3,364,788
Precision Castparts Corp.	13,200	2,913,240
Trinity Industries, Inc.	56,600	2,021,186
United Technologies Corp.	33,200	3,552,400
		17,829,894
Information Technology — 8.6%
Corning, Inc.	138,000	2,819,340
MasterCard, Inc., Class A	47,000	3,936,250
QUALCOMM, Inc.	28,800	2,261,088
		9,016,678
Materials — 2.5%
LyondellBasell Industries NV, Class A (a)	28,500	2,611,455

Telecommunication Services — 5.4%
AT&T, Inc.	57,000	1,985,880
Verizon Communications, Inc.	72,400	3,638,100
		5,623,980

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2014

Security Description	Shares	Value ($)
Common Stocks — 98.5% (continued)
Utilities — 4.3%
Duke Energy Corp.	20,000	1,643,000
Exelon Corp.	78,200	2,861,338
		4,504,338
Total Common Stocks (Cost $95,091,396)		103,248,806

Short-Term Investment — 1.4%
Money Market Fund — 1.4%
Federated Government Obligations Fund, Institutional Shares, 0.01% (b)	1,441,758	1,441,758
Total Short-Term Investment (Cost $1,441,758)		1,441,758

Total Investments (Cost $96,533,154(c)) — 99.9%		$104,690,564

Other assets in excess of liabilities — 0.1%		82,924

NET ASSETS — 100.0%		$104,773,488

(a)	Foreign security incorporated outside the United States.
(b)	Represents the 7 day yield at 10/31/14.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$103,248,806	$—	$—	$103,248,806
Short-Term Investment	1,441,758	—	—	1,441,758
Total Investments	$104,690,564	$—	$—	$104,690,564

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Risk-Managed Allocation Fund	October 31, 2014

Security Description	Shares	Value ($)
Exchange Traded Products — 98.3%
International Equity Exchange Traded Products — 31.6%
iShares MSCI Australia ETF	45,600	1,159,608
iShares MSCI Emerging Markets Minimum Volatility ETF	30,392	1,840,539
iShares MSCI Europe Financials ETF	102,599	2,384,401
WisdomTree Europe Hedged Equity Fund	32,608	1,844,961
WisdomTree Japan Hedged Equity Fund	47,186	2,539,550
		9,769,059
U.S. Alternative Exchange Traded Products — 15.2%
iShares Mortgage Real Estate Capped ETF	288,654	3,570,650
PowerShares Water Resources Portfolio	43,906	1,134,531
		4,705,181
U.S. Equity Exchange Traded Products — 23.9%
iShares U.S. Healthcare ETF	28,316	4,015,209
iShares U.S. Technology ETF	33,526	3,407,247
		7,422,456
U.S. Fixed Income Exchange Traded Products — 27.6%
iShares iBoxx $High Yield Corporate Bond Fund	19,268	1,782,868
iShares U.S. Preferred Stock ETF	91,720	3,645,870
PowerShares Build America Bond Portfolio	104,588	3,110,447
		8,539,185
Total Exchange Traded Products (Cost $29,343,772)		30,435,881

Short-Term Investment — 0.8%
Money Market Fund — 0.8%
Federated Government Obligations Fund, Institutional Shares, 0.01% (a)	258,320	258,320
Total Short-Term Investment (Cost $258,320)		258,320

Total Investments (Cost $29,602,092(b)) — 99.1%		$30,694,201

Other assets in excess of liabilities — 0.9%		280,882

NET ASSETS — 100.0%		$30,975,083

(a)	Represents the 7 day yield at 10/31/14.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ETF — Exchange-Traded Fund

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$30,435,881	$—	$—	$30,435,881
Short-Term Investment	258,320	—	—	258,320
Total Investments	$30,694,201	$—	$—	$30,694,201

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2014

Security Description	Shares	Value ($)
Common Stocks — 98.9%
Australia — 4.5%
Australia & New Zealand Banking Group Ltd.	16,400	482,904
BHP Billiton, Ltd.	29,100	868,626
Commonwealth Bank of Australia	15,200	1,075,236
		2,426,766
Belgium — 2.6%
Anheuser-Busch InBev NV	5,400	596,084
KBC Groep NV (a)	15,300	819,437
		1,415,521
Brazil — 2.3%
Banco Bradesco SA - ADR	17,350	259,903
Cielo SA - ADR	15,200	250,800
Petroleo Brasileiro SA - ADR	17,600	205,920
Ultrapar Participacoes SA	23,300	513,293
		1,229,916
Canada — 2.9%
CGI Group, Inc. (a)	10,700	367,545
Open Text Corp.	6,700	369,304
Toronto-Dominion Bank (The)	9,700	477,822
Valeant Pharmaceuticals International, Inc. (a)	2,900	385,816
		1,600,487
Cayman Islands — 0.9%
Melco Crown Entertainment Ltd.	30,800	275,028
Tencent Holdings Ltd. - ADR	14,200	227,912
		502,940
Chile — 0.4%
Sociedad Quimica y Minera de Chile SA - ADR	8,700	206,451

China — 0.5%
China Life Insurance Co., Ltd. - ADR	5,600	250,600

Denmark — 2.6%
Coloplast A/S, Class B	12,100	1,052,989
Novo Nordisk A/S - ADR	7,700	347,886
		1,400,875
Finland — 1.1%
Nokia OYJ - ADR	72,900	602,883

France — 7.0%
BNP Paribas SA	16,500	1,036,470
Dassault Systemes SA	8,000	506,840
Sanofi	13,500	1,245,816
Total SA	9,700	576,264
Veolia Environnement	27,000	451,071
		3,816,461
Germany — 10.0%
BASF SE	5,900	519,188
Bayer AG	9,800	1,392,896
Continental AG	2,400	471,010
Hugo Boss AG	4,900	649,793
Merck KGaA	4,400	397,279
SAP AG	14,200	964,931
Siemens AG	9,200	1,036,297
		5,431,394

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2014

Security Description	Shares	Value ($)
Common Stocks — 98.9% (continued)
Guernsey — 0.9%
Amdocs Ltd.	10,000	475,400

India — 1.3%
ICICI Bank, Ltd. - ADR	6,100	343,796
Infosys, Ltd. - ADR	5,200	347,672
		691,468
Ireland — 0.9%
Alkermes PLC (a)	10,000	505,500

Israel — 1.0%
Check Point Software Technologies Ltd. (a)	7,100	527,175

Italy — 1.1%
Luxottica Group SpA	11,500	585,373

Japan — 16.3%
Asahi Kasei Corp.	59,500	478,686
Fuji Heavy Industries Ltd.	19,000	609,973
Hitachi, Ltd.	69,000	528,771
Honda Motor Co., Ltd.	18,600	577,221
Kubota Corp.	40,000	619,955
Makita Corp.	9,800	541,118
Mizuho Financial Group, Inc.	312,500	557,513
Nidec Corp.	15,100	972,768
Nomura Holdings, Inc.	89,100	536,404
NTT DOCOMO, Inc.	62,400	1,036,428
Seiko Epson Corp.	16,600	753,704
Shin-Etsu Chemical Co., Ltd.	11,600	728,874
SoftBank Corp.	8,100	573,622
Sumitomo Mitsui Financial Group, Inc.	10,000	392,445
		8,907,482
Mexico — 0.9%
Cemex SAB de CV - ADR (a)	41,320	508,236

Netherlands — 3.4%
ASML Holding NV	7,000	696,755
ING Groep NV (a)	81,700	1,167,874
		1,864,629
Singapore — 0.6%
Avago Technologies Ltd.	4,000	345,000

South Africa — 0.9%
Sasol Ltd.	9,800	487,197

South Korea — 0.5%
Korea Electric Power Corp. - ADR	13,100	286,366

Spain — 2.9%
Abengoa SA	85,100	375,284
Banco Bilbao Vizcaya Argentaria SA	54,039	603,081
Banco Santander SA	66,382	584,481
		1,562,846

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2014

Security Description	Shares	Value ($)
Common Stocks — 98.9% (continued)
Sweden — 2.9%
Hennes & Mauritz AB, Class B	12,000	476,251
Swedbank AB	42,300	1,116,332
		1,592,583
Switzerland — 10.0%
ABB Ltd. - ADR	17,300	379,562
Credit Suisse Group AG	28,600	760,091
Lonza Group AG	8,800	968,229
Nestle SA	14,200	1,038,629
Novartis AG	16,700	1,549,413
Tyco International Ltd.	17,300	742,689
		5,438,613
United Kingdom — 19.0%
ARM Holdings PLC	40,400	565,509
AstraZeneca PLC	10,000	726,844
BP PLC	143,100	1,027,866
BT Group PLC	238,900	1,404,507
Bunzl PLC	20,000	542,313
Diageo PLC	11,000	323,436
Diageo PLC - ADR	3,000	353,910
HSBC Holdings PLC	71,000	726,356
InterContinental Hotels Group PLC	23,023	872,524
Next PLC	5,700	587,690
Reed Elsevier PLC	65,500	1,076,124
Rio Tinto PLC	16,300	774,843
Royal Dutch Shell PLC, Class A	19,600	700,941
Vodafone Group PLC	209,618	695,150
		10,378,013
United States — 1.5%
Mettler-Toledo International, Inc. (a)	1,300	336,011
Schlumberger Ltd.	5,100	503,166
		839,177
Total Common Stocks (Cost $51,607,913)		53,879,352

Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	106,581	106,581
Total Short-Term Investment (Cost $106,581)		106,581

Total Investments (Cost $51,714,494(c)) — 99.1%		$53,985,933

Other assets in excess of liabilities — 0.9%		491,440

NET ASSETS — 100.0%		$54,477,373

(a)	Non-income producing security.
(b)	Represents the 7 day yield at 10/31/14.
(c)	See Notes to Schedules of Portfolio Investments for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2014

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$53,879,352	$—	$—	$53,879,352
Short-Term Investment	106,581	—	—	106,581
Total Investments	$53,985,933	$—	$—	$53,985,933

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Municipal Bonds — 94.9%
Allen County Public Building Commission, Facilities, Revenue Bonds,
5.05%, 12/01/31, Callable 12/01/22	1,310,000	1,436,232
5.15%, 12/01/36, Callable 12/01/22	500,000	542,225
Bel Aire Public Building Commission, Facilities, Revenue Bonds, AMBAC, 4.25%, 2/01/36, Callable 2/01/15	830,000	833,992
Butler County Unified School District No. 490 El Dorado, School District, GO UT, AGM, 4.05%, 9/01/27, Callable 9/01/17	630,000	659,062
Chisholm Creek Utility Authority, Water, Revenue Bonds, AMBAC, 4.25%, 9/01/29, Callable 9/01/17	300,000	303,165
City of Abilene, GO UT,
4.30%, 9/01/27, Callable 9/01/20	150,000	172,427
4.60%, 9/01/30, Callable 9/01/20	500,000	576,150
City of Beloit, Facilities, Revenue Bonds, 5.00%, 4/01/32, Pre-refunded 4/01/17 @ 100	500,000	553,350
City of Dodge City, Facilities, Revenue Bonds, AGM, 5.25%, 6/01/31, Callable 6/01/19	825,000	924,709
City of Dodge City, GO UT, AGM, 4.25%, 9/01/29, Callable 9/01/19	835,000	899,788
City of Hays, Nursing Homes, Revenue Bonds, 4.25%, 10/01/32, Pre-refunded 10/01/16 @ 100	1,000,000	1,073,600
City of Junction City, GO UT, AGM, 4.50%, 9/01/31, Callable 9/01/20	1,000,000	1,070,710
City of La Cygne, Power, Revenue Bonds, XLCA, 4.05%, 3/01/15	382,000	385,022
City of Lawrence, Medical, Revenue Bonds, 5.25%, 7/01/21, Callable 7/01/16	610,000	637,218
City of Lawrence, Water, Revenue Bonds, 4.30%, 11/01/22, Callable 11/01/18	235,000	257,325
City of Leawood, GO UT, 4.20%, 9/01/23, Callable 9/01/17	565,000	604,719
City of Lenexa, GO UT, 4.00%, 9/01/25, Callable 12/01/14	480,000	480,850
City of Lindsborg, GO UT, 4.60%, 10/01/29, Callable 10/01/18	600,000	643,584
City of Maize, Water, Revenue Bonds, 5.25%, 8/01/26, Callable 8/01/16	1,000,000	1,042,990
City of Manhattan, GO UT,
4.50%, 11/01/17	400,000	442,372
4.10%, 11/01/26, Callable 11/01/18	415,000	442,336
City of Manhattan, Medical, Revenue Bonds, 5.00%, 11/15/29, Callable 11/15/22	615,000	685,448
City of Olathe, Medical, Revenue Bonds,
5.13%, 9/01/22, Callable 9/01/17	1,315,000	1,419,279
5.25%, 9/01/25, Callable 9/01/19	540,000	606,004
5.00%, 9/01/29, Callable 9/01/17	810,000	856,875
4.00%, 9/01/30, Callable 9/01/21	450,000	462,155
5.00%, 9/01/30, Callable 9/01/19	750,000	819,315
City of Ottawa, Education, Revenue Bonds, 5.00%, 4/15/25, Callable 4/15/19	1,510,000	1,645,915
City of Overland Park, GO UT, 5.00%, 9/01/19, Callable 12/01/14	630,000	631,903
City of Park City, GO UT, 5.38%, 12/01/25, Callable 12/01/19	500,000	551,765
City of Phillipsburg, Facilities, Revenue Bonds, 4.50%, 10/01/28, Callable 10/01/20	545,000	588,317
City of Pittsburg, Tax Allocation, 4.90%, 4/01/24, Callable 4/01/16	1,090,000	1,079,917
City of Roeland Park, Tax Allocation, 5.38%, 8/01/19, Callable 8/01/15	500,000	506,895
City of Salina, Medical, Revenue Bonds,
5.00%, 10/01/20, Callable 4/01/16	460,000	488,152
5.00%, 10/01/23, Callable 4/01/16	570,000	594,709
City of Shawnee, GO UT, 4.00%, 12/01/27, Callable 12/01/24	425,000	476,944
City of Topeka KS Combined Utility Revenue, Utilities, Revenue Bonds,
4.00%, 8/01/26, Callable 8/01/21	2,600,000	2,800,252
3.38%, 8/01/32, Callable 8/01/20	1,335,000	1,347,816
3.50%, 8/01/33, Callable 8/01/20	2,285,000	2,315,802
City of Topeka, GO UT,
4.00%, 8/15/30, Callable 8/15/15	2,000,000	2,015,960
4.50%, 8/15/30, Callable 8/15/19	450,000	476,937
City of Topeka, Utilities, Revenue Bonds, 4.50%, 8/01/33, Callable 8/01/19	650,000	689,793
City of Wichita KS Water & Sewer Utility Revenue, Utilities, Revenue Bonds, 3.25%, 10/01/31, Callable 10/01/20	1,070,000	1,084,359
City of Wichita, GO UT,
4.00%, 6/01/23, Callable 6/01/17 @ 101	405,000	436,165
4.00%, 6/01/24, Callable 6/01/16 @ 101	150,000	157,389

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Municipal Bonds — 94.9% (continued)
4.00%, 6/01/24, Callable 6/01/17 @ 101	180,000	192,901
4.00%, 6/01/25, Callable 6/01/17 @ 101	820,000	874,473
4.00%, 6/01/26, Callable 6/01/20 @ 101	475,000	514,169
4.00%, 6/01/27, Callable 6/01/20 @ 101	780,000	841,784
2.50%, 10/01/27, Callable 10/01/21	1,335,000	1,216,158
4.00%, 12/01/29, Callable 12/01/20 @ 101	250,000	273,153
City of Wichita, Medical, Revenue Bonds,
5.00%, 11/15/17	200,000	226,170
4.75%, 11/15/24, Pre-refunded 11/15/19 @ 100	810,000	951,620
5.25%, 11/15/24, Pre-refunded 11/15/19 @ 100	2,150,000	2,578,258
5.00%, 11/15/29, Pre-refunded 11/15/21 @ 100	3,070,000	3,763,482
City of Wichita, Nursing Homes, Revenue Bonds, 4.00%, 4/01/27, Pre-refunded 4/01/16 @ 100	680,000	715,462
City of Wichita, Utilities, Revenue Bonds,
5.00%, 10/01/25, Callable 10/01/21	1,000,000	1,177,050
5.00%, 10/01/28, Callable 10/01/21	2,650,000	3,044,187
City of Wichita, Water, Revenue Bonds, 5.00%, 10/01/39, Callable 10/01/19	1,000,000	1,092,960
City of Wichita, Water/Sewer, Revenue Bonds,
4.00%, 10/01/29, Callable 10/01/20	1,000,000	1,069,380
5.00%, 10/01/29, Callable 10/01/19	750,000	837,877
4.00%, 10/01/30, Callable 10/01/20	1,000,000	1,066,560
City of Wichita, Water/Sewer, Revenue Bonds, AGM, 5.00%, 10/01/32, Callable 10/01/17 @ 101	500,000	551,485
City of Wichita, Water/Sewer, Revenue Bonds, AMBAC, 5.13%, 10/01/29, Pre-refunded 10/01/15 @ 101	780,000	822,744
City of Wichita, Water/Sewer, Revenue Bonds, NATL-RE FGIC, 5.00%, 10/01/16, Callable 12/01/14	500,000	503,640
Cloud County Public Building Commission, GO, 4.10%, 10/15/32, Callable 10/15/22	225,000	234,925
Coffeyville Community College, Higher Education, Revenue Bonds, 5.05%, 10/01/25, Pre-refunded 10/01/15 @ 100	1,975,000	2,061,248
Colby Community College, Higher Education, COP, 5.00%, 8/01/31, Callable 8/01/16	250,000	254,818
Commonwealth of Puerto Rico, GO UT, AGM, 5.50%, 7/01/29	275,000	290,023
County of Cherokee, COP, NATL-RE FGIC, 5.00%, 12/01/21, Callable 12/01/15	1,170,000	1,205,392
County of Douglas, GO UT, 4.25%, 9/01/30, Callable 9/01/19	320,000	358,250
County of Franklin, COP, 4.75%, 9/01/21, Callable 12/01/14	750,000	750,847
County of Johnson, GO UT,
4.75%, 9/01/27, Callable 9/01/18	500,000	557,570
3.00%, 9/01/30, Callable 9/01/22	400,000	401,100
County of Scott, GO UT, 5.00%, 4/01/28, Callable 4/01/20	500,000	571,795
County of Sedgwick KS / County of Shawnee, Single Family Housing, Revenue Bonds, GNMA, 6.70%, 6/01/29 †	35,000	36,349
County of Sedgwick, Medical, Revenue Bonds,
5.00%, 8/01/25, Pre-refunded 8/01/15 @ 100	500,000	517,825
5.25%, 8/01/31, Pre-refunded 8/01/15 @ 100	500,000	518,745
County of Shawnee, COP,
5.00%, 9/01/22, Pre-refunded 9/01/15 @ 100	1,640,000	1,705,059
5.00%, 9/01/23, Pre-refunded 9/01/15 @ 100	1,840,000	1,912,993
County of Shawnee, GO UT, AGM, 5.00%, 9/01/19, Callable 9/01/15	700,000	717,605
Cowley County Unified School District No. 465 Winfield, School District, GO UT, NATL-RE, 5.25%, 10/01/15, Callable 11/03/14	50,000	50,000
Crawford County Public Building Commission, Revenue Bonds, 5.38%, 9/01/24, Callable 9/01/19	2,300,000	2,543,455
Dodge City Community College, Higher Education, Revenue Bonds, 5.13%, 4/01/30, Callable 4/01/20	250,000	265,413
Douglas County Unified School District No. 348 Baldwin City, School District, GO UT, 5.00%, 9/01/30, Callable 9/01/19	1,405,000	1,528,247
Douglas County Unified School District No. 491 Eudora, School District, GO UT, AGM, 5.00%, 9/01/29, Callable 9/01/18	450,000	503,303

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Municipal Bonds — 94.9% (continued)
Geary County Unified School District No. 475, School District, GO UT, NATL-RE, 5.25%, 9/01/18, Pre-refunded 9/01/15 @ 100	795,000	819,184
Harvey County Unified School District No. 373 Newton, School District, GO UT, FSA, 4.80%, 9/01/18, Pre-refunded 12/01/14 @ 100	635,000	637,140
Harvey County Unified School District No. 373 Newton, School District, GO UT, NATL-RE, 5.00%, 9/01/22, Pre-refunded 9/01/18 @ 100	1,700,000	1,902,028
Hoisington Public Building Corp., Medical, Revenue Bonds, AMBAC, 5.00%, 11/01/23 Pre-refunded 11/01/14 @ 100	1,700,000	1,700,000
Hutchinson Community College & Area Vocational School, Higher Education, COP, 4.00%, 10/01/37, Callable 10/01/21	1,700,000	1,718,377
Johnson & Miami Counties Unified School District No. 230 Spring Hills, School District, GO UT, 5.25%, 9/01/29, Callable 9/01/21	1,500,000	1,764,405
Johnson County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 9/01/20, Callable 9/01/18	325,000	355,193
4.00%, 9/01/22, Callable 9/01/19	415,000	449,387
4.50%, 9/01/22, Callable 9/01/18	100,000	111,694
4.00%, 9/01/24, Callable 9/01/20	500,000	545,775
4.75%, 9/01/24, Callable 9/01/18	790,000	886,577
4.88%, 9/01/25, Callable 9/01/18	200,000	224,820
4.50%, 9/01/27, Callable 9/01/21	955,000	1,059,534
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, AMBAC, 5.00%, 10/01/25, Callable 10/01/16	1,070,000	1,151,844
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, NATL, 5.00%, 10/01/23, Callable 12/01/14	380,000	381,281
Johnson County Unified School District No. 232 De Soto, School District, GO UT, AGM,
5.25%, 9/01/20, Callable 9/01/15	1,325,000	1,379,934
5.25%, 9/01/23, Callable 9/01/15	1,000,000	1,040,610
Johnson County Unified School District No. 232 De Soto, School District, GO UT, NATL-RE, 5.00%, 3/01/15	600,000	609,372
Johnson County Water District No. 1, Water, Revenue Bonds,
3.25%, 7/01/20, Callable 7/01/18	1,440,000	1,529,827
3.25%, 12/01/30, Callable 12/01/17	3,615,000	3,640,233
Kansas Development Finance Authority, Development, Revenue Bonds,
4.00%, 6/01/17	695,000	748,181
4.00%, 10/01/20	250,000	271,898
4.00%, 11/01/27, Callable 11/01/19	765,000	806,371
5.00%, 11/01/28, Callable 11/01/19	2,055,000	2,356,859
5.00%, 11/01/29, Callable 11/01/19	2,060,000	2,342,591
5.00%, 6/15/31, Callable 6/15/19	2,500,000	2,818,175
4.00%, 5/01/34, Callable 5/01/22	1,000,000	1,030,690
Kansas Development Finance Authority, Facilities, Revenue Bonds, 5.00%, 10/01/22, Callable 10/01/15	1,140,000	1,186,603
Kansas Development Finance Authority, Facilities, Revenue Bonds, AMBAC, 5.25%, 10/01/17, Callable 12/01/14	135,000	135,344
Kansas Development Finance Authority, Facilities, Revenue Bonds, FSA,
5.13%, 11/01/25, Callable 11/01/18	100,000	113,735
5.25%, 11/01/28, Callable 11/01/18	305,000	347,724
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE,
5.00%, 5/01/16, Callable 5/01/15	205,000	209,672
5.25%, 11/01/21, Callable 11/01/17	250,000	280,738
5.25%, 11/01/26, Callable 11/01/17	1,200,000	1,338,144
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE FGIC, 5.00%, 4/01/15	250,000	254,863
Kansas Development Finance Authority, GO, 4.75%, 9/01/34, Callable 9/01/19	200,000	215,504
Kansas Development Finance Authority, Higher Education, Revenue Bonds,
4.00%, 3/01/16	700,000	733,957
4.00%, 4/01/24, Callable 4/01/20	230,000	251,109

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Municipal Bonds — 94.9% (continued)
5.00%, 6/01/28, Pre-refunded 6/01/15 @ 100	2,475,000	2,543,335
5.00%, 4/01/29, Callable 4/01/20	650,000	732,725
Kansas Development Finance Authority, Higher Education, Revenue Bonds, AMBAC, 5.00%, 10/01/21, Callable 12/01/14	205,000	208,518
Kansas Development Finance Authority, Higher Education, Revenue Bonds, XLCA, 5.00%, 2/01/26, Pre-refunded 2/01/16 @ 100	2,000,000	2,116,660
Kansas Development Finance Authority, Medical, Revenue Bonds,
5.25%, 11/15/21, Callable 11/15/19	1,300,000	1,548,430
5.00%, 11/15/22, Callable 11/15/17	260,000	284,086
5.00%, 11/15/22, Callable 11/15/15	500,000	515,645
5.50%, 11/15/22, Callable 11/15/19	1,000,000	1,205,390
5.00%, 11/15/24, Callable 11/15/17	1,110,000	1,214,207
5.25%, 1/01/25, Callable 1/01/20	1,500,000	1,748,040
5.00%, 5/15/25, Callable 5/15/19	1,500,000	1,658,235
5.00%, 11/15/27, Callable 11/15/19	1,000,000	1,088,790
5.50%, 11/15/29, Callable 11/15/19	1,275,000	1,485,439
5.38%, 3/01/30, Callable 3/01/20	1,000,000	1,145,620
5.25%, 11/15/30, Callable 11/15/19	250,000	276,560
5.00%, 11/15/32, Callable 5/15/22	1,500,000	1,692,180
5.00%, 5/15/35, Callable 5/15/19	330,000	356,440
Kansas Development Finance Authority, Medical, Revenue Bonds, NATL-RE, 5.00%, 11/15/27, Callable 11/15/17	1,875,000	1,978,294
Kansas Development Finance Authority, Transportation, Revenue Bonds,
5.00%, 10/01/16	1,585,000	1,724,211
5.00%, 10/01/21, Callable 10/01/18	1,270,000	1,450,962
4.63%, 10/01/26, Callable 10/01/18	300,000	331,104
Kansas Development Finance Authority, Transportation, Revenue Bonds, NATL-RE FGIC,
5.00%, 11/01/20, Callable 11/01/16	950,000	1,033,305
5.00%, 11/01/21, Callable 11/01/16	500,000	542,910
5.00%, 11/01/22, Callable 11/01/16	200,000	216,956
4.38%, 11/01/26, Callable 11/01/16	650,000	683,995
Kansas Development Finance Authority, Water, Revenue Bonds,
5.50%, 11/01/15	200,000	210,548
4.00%, 3/01/27, Callable 3/01/19	775,000	826,258
Kansas Power Pool, Power, Revenue Bonds, 5.00%, 12/01/31, Callable 12/01/20	1,000,000	1,041,910
Kansas Power Pool, Utilities, Revenue Bonds, 5.00%, 12/01/23, Callable 12/01/22	200,000	225,428
Kansas Rural Water Finance Authority, Water, Revenue Bonds, 4.10%, 9/01/34, Callable 3/01/21	270,000	274,960
Kansas State Department of Transportation, Transportation, Revenue Bonds,
4.30%, 9/01/21, Callable 9/01/18	575,000	637,744
5.00%, 9/01/24, Callable 9/01/18	1,360,000	1,559,621
Kansas Turnpike Authority, Transportation, Revenue Bonds, 4.00%, 9/01/26, Callable 9/01/20	1,000,000	1,074,600
La Cygne Public Building Commission, Facilities, Revenue Bonds, 5.00%, 11/01/29, Callable 11/01/19	375,000	403,924
Leavenworth County Unified School District No. 453, School District, GO UT, AGC,
5.25%, 9/01/23, Pre-refunded 9/01/19 @ 100	440,000	525,294
5.25%, 9/01/23, Callable 9/01/19	60,000	70,306
Leavenworth County Unified School District No. 453, School District, GO UT, AGM, 4.75%, 3/01/25, Callable 9/01/19	535,000	601,249
Leavenworth County Unified School District No. 458, School District, GO UT,
5.25%, 9/01/28, Pre-refunded 9/01/19 @ 100	1,250,000	1,482,612
5.00%, 9/01/29, Pre-refunded 9/01/19 @ 100	395,000	463,900
5.00%, 9/01/30, Pre-refunded 9/01/19 @ 100	215,000	252,502
Lyon County Public Building Commission, Facilities, Revenue Bonds, 4.00%, 12/01/21, Callable 12/01/18	500,000	538,510
Maize Public Building Commission, Revenue Bonds, 5.20%, 5/01/31, Callable 5/01/16	1,000,000	1,024,600

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Municipal Bonds — 94.9% (continued)
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, AGM, 4.63%, 12/01/38, Callable 12/01/17	820,000	842,296
Miami County Unified School District No. 416 Louisburg, School District, GO UT, NATL-RE,
4.00%, 9/01/15	430,000	443,524
4.00%, 9/01/15	470,000	484,467
5.00%, 9/01/20, Pre-refunded 9/01/16 @ 100	1,235,000	1,337,567
Mitchell County Public Building Commission, Medical, Revenue Bonds, AGM, 4.50%, 3/01/28, Callable 3/01/18	430,000	460,792
Overland Park Transportation Development District, Transportation, Revenue Bonds, 5.90%, 4/01/32, Callable 4/01/20	1,000,000	1,110,990
Pawnee County Public Building Commission, Medical, Revenue Bonds, 4.00%, 2/15/31, Callable 2/15/22	145,000	148,866
Pratt County Public Building Commission, GO, 3.25%, 12/01/32, Callable 12/01/17	1,150,000	1,132,945
Puerto Rico Electric Power Authority, Power, Revenue Bonds, NATL-RE, 5.00%, 7/01/19	1,000,000	1,024,950
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGC, 5.25%, 7/01/36	385,000	385,466
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGM, 5.50%, 7/01/22	630,000	655,887
Reno County Unified School District No. 308 Hutchinson, School District, GO UT, NATL-RE,
5.00%, 9/01/16	1,000,000	1,083,430
5.00%, 9/01/25, Pre-refunded 9/01/17 @ 100	200,000	222,324
Rice County Unified School District No. 376 Sterling, School District, GO UT, AGM, 5.25%, 9/01/35, Callable 9/01/19	500,000	559,430
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO UT,
5.00%, 9/01/23, Callable 9/01/19	1,000,000	1,182,140
5.00%, 9/01/27, Pre-refunded 9/01/18 @ 100	1,350,000	1,538,352
Sedgwick County Public Building Commission, Facilities, Revenue Bonds,
5.00%, 8/01/23, Pre-refunded 8/01/18 @ 100	390,000	445,712
5.00%, 8/01/24, Pre-refunded 8/01/18 @ 100	100,000	114,285
5.25%, 8/01/26, Pre-refunded 8/01/18 @ 100	180,000	207,358
5.25%, 8/01/28, Pre-refunded 8/01/18 @ 100	800,000	921,592
Sedgwick County Unified School District No. 259 Wichita, School District, GO UT,
5.00%, 10/01/21, Pre-refunded 10/01/18 @ 101	30,000	34,722
5.00%, 10/01/21, Callable 10/01/18	970,000	1,105,431
Sedgwick County Unified School District No. 261 Haysville, School District, GO UT, AGM,
5.00%, 11/01/19, Callable 11/01/17	1,000,000	1,101,620
5.00%, 11/01/23, Callable 11/01/17	200,000	219,092
Sedgwick County Unified School District No. 262 Valley Center, School District, GO UT, AGM, 5.00%, 9/01/24, Callable 9/01/18	745,000	841,790
Sedgwick County Unified School District No. 265 Goddard, School District, GO UT, AGC, 4.50%, 10/01/24, Callable 10/01/18	250,000	274,155
Sedgwick County Unified School District No. 266 Maize, School District, GO UT, NATL-RE, 5.00%, 9/01/19, Callable 9/01/17	500,000	555,215
Shawne County Unified School District No. 437 Auburn - Washburn, School District, GO UT, 3.95%, 9/01/28, Callable 9/01/20	825,000	919,231
Topeka Public Building Commission, Facilities, Revenue Bonds, NATL-RE, 5.00%, 6/01/27, Callable 6/01/18	2,355,000	2,665,789
University of Kansas Hospital Authority, Medical, Revenue Bonds, 5.00%, 9/01/21, Callable 9/01/16	1,075,000	1,158,538
Wyandotte County Unified School District No. 204 Bonner Springs-Edwardsville, School District, GO UT, NATL-RE FGIC, 5.00%, 9/01/24, Callable 9/01/15	470,000	484,481
Wyandotte County-Kansas City Unified Government, 5.00%, 9/01/24, Callable 3/01/19	800,000	891,504
Wyandotte County-Kansas City Unified Government Utility System Revenue, Utilities, Revenue Bonds, 5.00%, 9/01/32, Callable 9/01/22	1,090,000	1,218,380
Wyandotte County-Kansas City Unified Government, Facilities, GO UT, 4.00%, 8/01/31, Callable 8/01/22	930,000	994,430
Wyandotte County-Kansas City Unified Government, Facilities, Revenue Bonds, NATL-RE, 6.00%, 5/01/15, Callable 12/01/14	1,015,000	1,018,492

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Municipal Bonds — 94.9% (continued)
Wyandotte County-Kansas City Unified Government, GO UT,
5.00%, 8/01/29, Callable 8/01/20	1,000,000	1,172,520
4.00%, 8/01/30, Callable 8/01/20	500,000	537,355
Wyandotte County-Kansas City Unified Government, Revenue Bonds,
4.60%, 10/01/16	60,000	60,740
5.00%, 12/01/21, Callable 6/01/16	420,000	429,416
4.88%, 10/01/28, Callable 10/01/16	475,000	475,413
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds,
4.25%, 9/01/23, Callable 3/01/20	500,000	532,545
5.00%, 9/01/27, Callable 9/01/21	1,300,000	1,461,837
Total Municipal Bonds (Cost $173,549,149)		184,818,812

	Shares
Short-Term Investment — 4.0%
Money Market Fund — 4.0%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01% (a)	7,813,093	7,813,093
Total Short-Term Investment (Cost $7,813,093)		7,813,093

Total Investments (Cost $181,362,242(b)) — 98.9%		$192,631,905

Other assets in excess of liabilities — 1.1%		2,141,379

NET ASSETS — 100.0%		$194,773,284

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/14.
(a)	Represents the 7 day yield at 10/31/14.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
AGC — Assured Guaranty Corp.
AGM — Assured Guaranty Municipal Corp.
AMBAC — Insured by American Municipal Bond Assurance Corp.
COP — Certificate of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)
GNMA — Government National Mortgage Association
GO — General Obligation
NATL-RE — National Public Finance Guaranty Corp. (formerly MBIA)
UT — Unlimited Tax
XLCA — Insured by XL Capital Assurance

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$184,818,812	$—	$184,818,812
Short-Term Investment	7,813,093	—	—	7,813,093
Total Investments	$7,813,093	$184,818,812	$—	$192,631,905

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Short-Term Enhanced Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 2.7%
ARI Fleet Lease Trust 2010-A, Series 2012-B, Class A, 0.45%, 1/15/21, Demand Date 12/15/14 † (a) (b)	327,505	327,412
CAL Funding II Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	320,000	318,518
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 0.71%, 3/25/27, Demand Date 11/25/14 † (a)	4,294	3,946
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 1.83%, 2/25/33, Demand Date 12/1/14 † (a)	17,095	16,550
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2B, 0.44%, 8/25/33, Demand Date 11/25/14 † (a)	7,868	7,293
Total Asset-Backed Securities (Cost $676,809)		673,719

Collateralized Mortgage Obligations — 4.0%
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 2A1, 2.72%, 7/20/32, Callable 12/20/14 †	386	364
Freddie Mac REMICS, Series 2611, Class HD, 5.00%, 5/15/23	159,000	172,955
Government National Mortgage Association, Series 2011-20, Class A, 1.88%, 4/16/32	131,145	131,725
Sequoia Mortgage Trust,
Series 2012-1, Class 2A1, 3.47%, 1/25/42, Callable 5/25/20 †	163,688	166,280
Series 2012-2, Class A2, 3.50%, 7/25/17 †	251,644	256,748
Series 2013-1, Class 1A1, 1.45%, 2/25/43, Callable 8/25/24 †	276,194	261,637
Total Collateralized Mortgage Obligations (Cost $999,698)		989,709

Commercial Mortgage-Backed Security — 1.4%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1, 1.31%, 8/15/46	346,336	348,456
Total Commercial Mortgage-Backed Securities (Cost $346,330)		348,456

Corporate Bonds — 70.9%
Consumer Discretionary — 5.6%
Constellation Brands, Inc., 7.25%, 5/15/17	200,000	223,375
H.J. Heinz Co., 3.25%, 3/26/19 †	222,750	221,020
Jarden Corp., 7.50%, 5/01/17	250,000	275,000
L Brands, Inc., 6.90%, 7/15/17	175,000	196,000
Macy's Retail Holdings, Inc., 7.88%, 7/15/15	450,000	472,350
		1,387,745
Energy — 7.3%
Chesapeake Energy Corp., 3.48%, 4/15/19, Callable 4/15/15 †	250,000	250,797
Energy Transfer Partners LP, 6.13%, 2/15/17	300,000	329,763
Enterprise Products Operating LLC, 3.20%, 2/01/16	400,000	411,807
Peabody Energy Corp., 7.38%, 11/01/16	250,000	258,750
Petrobras International Finance Co., 3.88%, 1/27/16 (c)	450,000	459,831
Tesoro Corp., 4.25%, 10/01/17, Callable 9/01/17	100,000	103,750
		1,814,698
Financials — 41.7%
Air Lease Corp., 5.63%, 4/01/17	325,000	351,000
American Express Co., 0.82%, 5/22/18 †	475,000	477,746
American International Group, Inc., 5.60%, 10/18/16	235,000	255,277
Bank of America Corp., 5.75%, 8/15/16	500,000	538,779
BB&T Corp., 1.09%, 6/15/18, Callable 5/15/18 †	300,000	304,665
Capital One Financial Corp., 1.00%, 11/06/15	450,000	451,255
CIT Group, Inc., 5.00%, 5/15/17	250,000	262,500
Citigroup, Inc., 1.93%, 5/15/18 †	475,000	494,243
CNA Financial Corp., 6.50%, 8/15/16	200,000	218,752
Corp Andina de Fomento, 3.75%, 1/15/16 (c)	250,000	258,770

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Short-Term Enhanced Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Corporate Bonds — 70.9% (continued)
Financials — 41.7% (continued)
DDR Corp., 7.50%, 4/01/17	270,000	306,351
Duke Realty LP, 5.95%, 2/15/17	289,000	317,422
E*TRADE Financial Corp., 6.75%, 6/01/16	250,000	266,875
First Tennessee Bank NA, 5.65%, 4/01/16	250,000	262,878
Ford Motor Credit Co. LLC, 3.88%, 1/15/15	500,000	503,163
General Electric Capital Corp., 0.51%, 5/15/17, Callable 4/13/17 †	250,000	250,282
General Motors Financial Co., Inc., 2.75%, 5/15/16	250,000	253,906
Goldman Sachs Group, Inc. (The), 1.33%, 11/15/18 †	525,000	530,895
Hartford Financial Services Group, Inc., 5.38%, 3/15/17	425,000	464,121
Health Care REIT, Inc., 3.63%, 3/15/16	250,000	259,019
Healthcare Realty Trust, Inc., 6.50%, 1/17/17	300,000	331,947
Highwoods Realty LP, 5.85%, 3/15/17	350,000	383,834
International Lease Finance Corp., 5.75%, 5/15/16	250,000	261,094
Jefferies Group LLC, 5.50%, 3/15/16	375,000	398,704
JPMorgan Chase & Co., 1.13%, 1/25/18 †	175,000	177,394
Lazard Group LLC, 6.85%, 6/15/17	125,000	140,896
Morgan Stanley, 4.75%, 3/22/17	450,000	483,812
Unum Group, 7.13%, 9/30/16	335,000	373,031
Wells Fargo & Co.,
0.86%, 4/23/18 †	175,000	175,946
7.98%, 3/29/49, Callable 3/15/18 †	250,000	276,797
Willis North America, Inc., 6.20%, 3/28/17	315,000	343,883
		10,375,237
Health Care — 0.9%
Boston Scientific Corp., 5.13%, 1/12/17	200,000	215,655

Industrials — 5.5%
CNH Capital LLC, 6.25%, 11/01/16	250,000	265,625
Joy Global, Inc., 6.00%, 11/15/16	200,000	218,087
L-3 Communications Corp., 3.95%, 11/15/16	200,000	210,571
Masco Corp., 6.13%, 10/03/16	200,000	215,000
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16	225,000	241,594
RR Donnelley & Sons Co., 8.60%, 8/15/16	200,000	221,000
		1,371,877
Information Technology — 1.8%
Hewlett-Packard Co., 3.00%, 9/15/16	425,000	439,112

Materials — 1.8%
Vale Overseas, Ltd., 6.25%, 1/23/17 (c)	400,000	438,687

Telecommunication Services — 3.8%
Frontier Communications Corp., 8.25%, 4/15/17	175,000	197,094
Sprint Communications, Inc., 6.00%, 12/01/16	250,000	265,156
Verizon Communications, Inc., 1.00%, 6/17/19 †	475,000	478,976
		941,226
Transportation — 1.4%
Kansas City Southern de Mexico SA de CV, 0.93%, 10/28/16 † (c)	335,000	335,299

Utilities — 1.1%
Dominion Resources, Inc., 7.50%, 6/30/66, Callable 6/30/16 †	250,000	265,549
Total Corporate Bonds (Cost $17,572,684)		17,585,085

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Short-Term Enhanced Bond Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 13.3%
Federal Home Loan Mortgage Corporation — 3.7%
5.00%, Pool #G13198, 3/01/21	96,819	103,544
5.50%, Pool #G14907, 7/01/24	226,484	245,696
5.50%, Pool #C90872, 12/01/24	291,574	326,503
4.00%, Pool #G18343, 3/01/25	234,470	250,806
		926,549
Federal National Mortgage Association — 4.5%
4.50%, Pool #357644, 11/01/19	131,169	138,425
5.00%, Pool #981257, 5/01/23	199,748	214,705
6.00%, Pool #984262, 6/01/23	165,061	183,441
5.50%, Pool #255668, 3/01/25	169,242	188,819
4.50%, Pool #AL0802, 4/01/25	176,233	190,631
6.00%, Pool #AE0265, 8/01/37	173,160	197,473
		1,113,494
Government National Mortgage Association — 5.1%
6.50%, Pool #781931, 5/15/35	872,501	1,025,227
6.00%, Pool #677226, 8/15/38	213,379	241,222
		1,266,449
Small Business Administration — 0.0% (d)
4.48%, Pool #502966, 5/25/15†	1,153	1,148
Total U.S. Government Agency Pass-Through Securities (Cost $3,247,245)		3,307,640

U.S. Treasury Obligation — 1.2%
U.S. Treasury Note — 1.2%
2.13%, 12/31/15	300,000	306,680
Total U.S. Treasury Obligations (Cost $306,612)		306,680

	Shares
Investment Company — 1.6%
PowerShares Senior Loan Portfolio ETF	16,000	390,080
Total Investment Company (Cost $399,450)		390,080

Preferred Stocks — 1.6%
JPMorgan Chase Capital XXIX, 6.70%, Callable 4/2/15	10,000	257,200
Raymond James Financial, Inc., 6.90%, Callable 3/15/17	5,000	135,000
Total Preferred Stocks (Cost $389,676)		392,200

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Short-Term Enhanced Bond Fund	October 31, 2014

Security Description	Shares	Value ($)
Short-Term Investment — 2.5%
Money Market Fund — 2.5%
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (e)	627,451	627,451
Total Short-Term Investment (Cost $627,451)		627,451

Total Investments (Cost $24,565,955(f)) — 99.2%		$24,621,020

Other assets in excess of liabilities — 0.8%		200,407

NET ASSETS — 100.0%		$24,821,427

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/14.
(a)
The demand date is either (i) that date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is the dated used to determine the average maturity for the Fund.

(b)
Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $645,930, or 2.60% of net assets.

(c)	Foreign security incorporated outside the United States.
(d)	Amount rounds to less than 0.05%.
(e)	Represents the 7 day yield at 10/31/14.
(f)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ETF — Exchange-Traded Fund
LLC — Limited Liability Company
LP — Limited Partnership
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$673,719	$—	$673,719
Collateralized Mortgage Obligations	—	989,709	—	989,709
Commercial Mortgage Backed Security	—	348,456	—	348,456
Corporate Bonds	—	17,585,085	—	17,585,085
U.S. Govt. Agency Pass-Through Securities	—	3,307,640	—	3,307,640
U.S. Treasury Obligation	—	306,680	—	306,680
Investment Company	390,080	—	—	390,080
Preferred Stocks	392,200	—	—	392,200
Short-Term Investment	627,451	—	—	627,451
Total Investments	$1,409,731	$23,211,289	$—	$24,621,020

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Collateralized Mortgage Obligations — 0.4%
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 2.54%, 6/25/34, Callable 8/25/15 †	39,490	40,383
Fannie Mae REMICS,
Series 1994-77, Class FB, 1.65%, 4/25/24, Demand Date 11/25/14 † (a)	37,666	39,122
Series 2002-44, Class FJ, 1.15%, 4/25/32, Demand Date 11/25/14 † (a)	38,448	39,652
Series 2002-60, Class FV, 1.15%, 4/25/32, Demand Date 11/25/14 † (a)	27,659	28,477
Series 2002-66, Class FG, 1.15%, 9/25/32, Demand Date 11/25/14 † (a)	31,725	32,666
Series 2002-69, Class FA, 1.15%, 10/25/32, Demand Date 11/25/14 † (a)	27,611	28,429
Series 2003-106, Class FA, 1.05%, 11/25/33, Demand Date 11/25/14 † (a)	17,079	17,491
Series 2007-88, Class FW, 0.70%, 9/25/37, Demand Date 11/25/14 † (a)	24,549	24,823
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44, Callable 4/25/19	61,051	71,358
Freddie Mac REMICS, Series 1382, Class KA, 1.30%, 10/15/22, Demand Date 11/15/14 † (a)	34,898	35,835
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.60%, 3/25/18, Demand Date 12/25/14† (a)	22,689	22,145
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.14%, 3/25/33, Callable 12/25/14 †	53,106	53,044
Total Collateralized Mortgage Obligations (Cost $421,940)		433,425

Commercial Mortgage-Backed Security — 0.2%
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4, 5.95%, 6/10/46 †	186,599	197,330
Total Commercial Mortgage-Backed Securities (Cost $193,478)		197,330

Corporate Bonds — 45.8%
Consumer Discretionary — 5.0%
Constellation Brands, Inc., 7.25%, 5/15/17	910,000	1,016,356
Hanesbrands, Inc., 6.38%, 12/15/20, Callable 12/15/15	1,000,000	1,066,250
Hertz Corp. (The), 6.75%, 4/15/19, Callable 4/15/15	975,000	1,021,312
H.J. Heinz Co., 4.25%, 10/15/20, Callable 4/15/15	975,000	986,993
Sally Holdings LLC / Sally Capital, Inc., 6.88%, 11/15/19, Callable 11/15/15	950,000	1,023,625
		5,114,536
Energy — 3.9%
Chesapeake Energy Corp., 3.48%, 4/15/19, Callable 4/15/15 †	1,000,000	1,003,190
Kinder Morgan, Inc., 7.00%, 6/15/17	900,000	1,005,750
Peabody Energy Corp., 7.38%, 11/01/16	925,000	957,375
Tesoro Corp., 4.25%, 10/01/17, Callable 9/01/17	1,000,000	1,037,500
		4,003,815
Financials — 27.9%
American Express Co., 0.82%, 5/22/18 †	1,425,000	1,433,238
American International Group, Inc., 5.85%, 1/16/18	350,000	394,729
Bank of America Corp., 5.65%, 5/01/18	1,125,000	1,256,923
Bear Stearns Cos. LLC (The), 7.25%, 2/01/18	1,300,000	1,512,354
Boston Properties LP, 5.63%, 11/15/20, Callable 8/15/20	825,000	945,077
Capital One Financial Corp., 1.00%, 11/06/15	1,000,000	1,002,790
CIT Group, Inc., 5.00%, 5/15/17	960,000	1,008,000
DDR Corp., 7.88%, 9/01/20	785,000	975,752
E*TRADE Financial Corp., 6.75%, 6/01/16	900,000	960,750
First Horizon National Corp., 5.38%, 12/15/15	800,000	836,560
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	800,000	822,101
General Electric Capital Corp., 4.38%, 9/16/20	1,325,000	1,456,382
General Motors Financial Co., Inc., 4.75%, 8/15/17	850,000	909,500
Goldman Sachs Group, Inc. (The), 1.33%, 11/15/18 †	1,500,000	1,516,842
HCP, Inc., 2.63%, 2/01/20, Callable 11/01/19	990,000	983,806
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21	920,000	913,892

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
Corporate Bonds — 45.8% (continued)
Financials — 27.9% (continued)
International Lease Finance Corp., 5.75%, 5/15/16	575,000	600,516
Jefferies Group LLC, 5.13%, 4/13/18	975,000	1,058,386
Lazard Group LLC, 6.85%, 6/15/17	835,000	941,186
Morgan Stanley, 4.75%, 3/22/17	1,000,000	1,075,137
Petrobras International Finance Co., 6.13%, 10/06/16 (b)	1,000,000	1,075,270
Principal Financial Group, Inc., 8.88%, 5/15/19	850,000	1,079,616
Prudential Financial, Inc., 5.38%, 6/21/20	835,000	948,365
SLM Corp., 3.88%, 9/10/15	1,000,000	1,012,500
Stifel Financial Corp., 4.25%, 7/18/24	420,000	426,834
Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19	510,000	515,940
TD Ameritrade Holding Corp., 5.60%, 12/01/19	700,000	804,608
Unum Group, 5.63%, 9/15/20	765,000	876,210
Wells Fargo & Co., 0.86%, 4/23/18 †	1,350,000	1,357,299
		28,700,563
Materials — 4.5%
Dow Chemical Co. (The), 8.55%, 5/15/19	840,000	1,059,000
LyondellBasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 (b)	1,025,000	1,131,071
NOVA Chemicals Corp., 8.63%, 11/01/19, Callable 11/03/14 (b)	825,000	860,582
Rock-Tenn Co., 4.45%, 3/01/19	550,000	589,961
Vale Overseas, Ltd., 6.25%, 1/23/17 (b)	925,000	1,014,463
		4,655,077
Telecommunication Services — 2.5%
CSC Holdings LLC, 8.63%, 2/15/19	625,000	735,937
Time Warner Cable, Inc., 6.75%, 7/01/18	700,000	814,913
Verizon Communications, Inc., 6.55%, 9/15/43	850,000	1,073,077
		2,623,927
Utilities — 2.0%
Enterprise Products Operating LLC, 5.20%, 9/01/20	940,000	1,056,434
Exelon Generation Co. LLC, 6.20%, 10/01/17	900,000	1,013,564
		2,069,998
Total Corporate Bonds (Cost $46,470,938)		47,167,916

Mortgage Derivatives - IO STRIPS — 0.0% (c)
Fannie Mae Interest Strip,
Series 386, Class 1, 5.00%, 11/25/37	151,759	22,479
Series 386, Class 2, 5.00%, 11/25/37	105,952	15,678
Total Mortgage Derivatives - IO STRIPS (Cost $87,012)		38,157

U.S. Government Agency Pass-Through Securities — 19.9%
Federal Home Loan Mortgage Corporation — 11.4%
6.00%, Pool #J01657, 4/01/21	38,964	42,619
4.50%, Pool #E02698, 6/01/25	472,858	503,739
3.00%, Pool #J19194, 5/01/27	1,737,766	1,807,053
2.38%, Pool #846367, 4/01/29, Demand Date 05/01/15 † (a)	5,963	6,287
6.50%, Pool #C00742, 4/01/29	179,385	206,884
7.50%, Pool #G01548, 7/01/32	54,701	67,773
6.00%, Pool #G04457, 5/01/38	130,288	147,099
5.00%, Pool #A89640, 11/01/39	790,402	881,029
5.50%, Pool #G05903, 3/01/40	448,688	505,291
4.50%, Pool #C03517, 9/01/40	810,683	879,101
3.50%, Pool #Q08998, 6/01/42	1,276,636	1,320,770

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 19.9% (continued)
Federal Home Loan Mortgage Corporation — 11.4% (continued)
3.50%, Pool #Q11547, 9/01/42	2,301,283	2,379,655
3.50%, Pool #G08554, 10/01/43	2,941,012	3,039,786
		11,787,086
Federal National Mortgage Association — 7.4%
3.00%, Pool #AJ9355, 1/01/27	1,153,580	1,200,365
3.00%, Pool #AK6784, 3/01/27	928,419	966,076
4.50%, Pool #MA0776, 6/01/31	455,348	496,331
1.99%, Pool #708318, 6/01/33, Demand Date 12/01/14 † (a)	31,777	32,253
2.27%, Pool #759385, 1/01/34, Demand Date 01/01/15 † (a)	55,261	59,448
1.93%, Pool #776486, 3/01/34, Demand Date 03/01/15 † (a)	64,504	69,356
2.63%, Pool #791523, 7/01/34, Demand Date 01/01/15 † (a)	58,217	62,524
1.90%, Pool #810896, 1/01/35, Demand Date 01/01/15 † (a)	443,470	466,954
5.00%, Pool #735580, 6/01/35	392,310	435,385
5.50%, Pool #AD0110, 4/01/36	261,615	296,058
7.00%, Pool #979909, 5/01/38	59,996	70,390
6.00%, Pool #AD4941, 6/01/40	279,855	319,137
3.00%, Pool #AU1629, 7/01/43	3,088,024	3,095,027
		7,569,304
Government National Mortgage Association — 1.1%
6.50%, Pool #455165, 7/15/28	168,218	191,569
6.25%, Pool #724720, 4/20/40	33,451	37,791
4.00%, Pool #4853, 11/20/40	832,137	893,061
		1,122,421
Total U.S. Government Agency Pass-Through Securities (Cost $20,018,591)		20,478,811

U.S. Government Agency Securities — 1.0%
Federal Home Loan Mortgage Corporation — 0.5%
3.75%, 3/27/19	500,000	545,096
		545,096
Federal National Mortgage Association — 0.5%
1.38%, 11/15/16	500,000	507,645
		507,645
Total U.S. Government Agency Securities (Cost $1,050,925)		1,052,741

U.S. Treasury Obligations — 29.7%
U.S. Treasury Bonds — 11.3%
3.88%, 8/15/40	4,150,000	4,817,565
3.00%, 5/15/42	4,500,000	4,462,029
3.63%, 2/15/44	2,100,000	2,330,836
		11,610,430
U.S. Treasury Notes — 18.4%
1.25%, 9/30/15	5,000,000	5,050,390
2.13%, 12/31/15	4,950,000	5,060,217
2.63%, 4/30/16	2,000,000	2,068,124
1.75%, 5/15/23	3,000,000	2,887,734
2.75%, 2/15/24	3,700,000	3,843,086
		18,909,551
Total U.S. Treasury Obligations (Cost $29,476,813)		30,519,981

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2014

Security Description	Shares	Value ($)
Investment Company — 0.5%
PowerShares Senior Loan Portfolio ETF	20,000	487,600
Total Investment Company (Cost $495,764)		487,600

Short-Term Investment — 2.8%
Money Market Fund — 2.8%
Federated Government Obligations Fund, Institutional Shares, 0.01% (d)	2,861,856	2,861,856
Total Short-Term Investment (Cost $2,861,856)		2,861,856

Total Investments (Cost $101,077,317(e)) — 100.3%		$103,237,817

Liabilities in excess of other assets — (0.3)%		(336,781)

NET ASSETS — 100.0%		$102,901,036

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/14.
(a)
The demand date is either (i) the date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is used to determine the average maturity for the fund.

(b)	Foreign security incorporated outside the United States.
(c)	Amount rounds to less than 0.05%.
(d)	Represents the 7 day yield at 10/31/14.
(e)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ETF — Exchange-Traded Fund
GNMA — Government National Mortgage Association
IO — Interest Only
LLC — Limited Liability Company
LP — Limited Partnership
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
STRIPS — Seperately Traded Registered Interest and Principal of Securities

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$433,425	$—	$433,425
Commercial Mortgage-Backed Security	—	197,330	—	197,330
Corporate Bonds	—	47,167,916	—	47,167,916
Mortgage Derivatives - IO STRIPS	—	38,157	—	38,157
U.S. Government Agency Pass-Through Securities	—	20,478,811	—	20,478,811
U.S. Government Agency Securities	—	1,052,741	—	1,052,741
U.S. Treasury Obligations	—	30,519,981	—	30,519,981
Investment Company	487,600	—	—	487,600
Short-Term Investment	2,861,856	—	—	2,861,856
Total Investments	$3,349,456	$99,888,361	$—	$103,237,817

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2014

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 97.6%
U.S. Treasury Inflation-Indexed Bonds — 36.6%
2.38%, 1/15/25	22,499,677	26,716,611
2.00%, 1/15/26	8,389	9,708
2.38%, 1/15/27	18,290,662	22,058,831
1.75%, 1/15/28	2,271	2,583
3.63%, 4/15/28	2,588,362	3,581,847
2.50%, 1/15/29	7,050,676	8,789,661
2.13%, 2/15/41	6,517	8,348
0.75%, 2/15/42	10,758,390	10,198,620
1.38%, 2/15/44	9,910,220	10,950,793
		82,317,002
U.S. Treasury Inflation-Indexed Notes — 61.0%
0.50%, 4/15/15	2,140,340	2,136,827
0.13%, 4/15/16	29,882,680	30,225,853
0.13%, 4/15/17	19,793,214	20,108,678
0.13%, 4/15/18	17,338,650	17,558,088
0.13%, 4/15/19	1,015,130	1,023,536
1.13%, 1/15/21	11,895,828	12,578,910
0.13%, 1/15/22	6,526,337	6,443,231
0.13%, 7/15/22	3,103	3,064
0.13%, 1/15/23	16,972,500	16,634,374
0.38%, 7/15/23	5,611,439	5,619,766
0.63%, 1/15/24	19,481,307	19,828,308
0.13%, 7/15/24	4,968,730	4,839,851
		137,000,486
Total U.S. Treasury Inflation-Indexed Securities (Cost $218,797,668)		219,317,488

U.S. Treasury Obligation — 0.7%
U.S. Treasury Note — 0.7%
2.13%, 9/30/21	1,480,000	1,488,440
Total U.S. Treasury Obligations (Cost $1,511,491)		1,488,440

	Shares
Short-Term Investments — 1.3%
U.S. Treasury Bill — 0.6%
United States Treasury Bill, 0.02%, 11/06/14(a)	1,500,000	1,499,996

Money Market Fund — 0.7%
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	1,525,007	1,525,007
Total Short-Term Investments (Cost $3,025,002)		3,025,003

Total Investments (Cost $223,334,161(c)) — 99.6%		$223,830,931

Other assets in excess of liabilities — 0.4%		903,688

NET ASSETS — 100.0%		$224,734,619

(a)	Each issue shows the rate of the discount at purchase.
(b)	Represents the 7 day yield at 10/31/14.
(c)	See Notes to Schedules of Portfolio Investments for tax unrealized appreciation (depreciation) of securities.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2014

Number of Contracts	Futures Contract	Notional Amount($)	Unrealized Appreciation/ (Depreciation)($)
Futures Contracts — (0.1)%
Futures Contracts Purchased — (0.1)%
27	December 2014, 2-Year Treasury Note, expiration 12/31/14	5,928,188	(18,235)
188	December 2014, 5-Year Treasury Note, expiration 12/31/14	22,452,781	(83,426)
			(101,661)
Futures Contracts Sold — (0.0)%*
(37)	December 2014, 10-Year Treasury Note, expiration 12/19/14	(4,675,297)	33,573
(80)	December 2014, Long U.S. Treasury Bond, expiration 12/19/14	(11,287,500)	(66,170)
(36)	December 2014, Ultra Long U.S. Treasury Bond, expiration 12/19/14	(5,645,250)	(60,563)
			(93,160)
			(194,821)

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Inflation-Indexed Securities	$—	$219,317,488	$—	$219,317,488
U.S. Treasury Obligation		1,488,440		1,488,440
Short-Term Investments	1,525,007	1,499,996	—	3,025,003
Total Investments	$1,525,007	$222,305,924	$—	$223,830,931

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$(101,661)	$—	$—	$(101,661)
Futures Contracts Sold	(93,160)	—	—	(93,160)
Total Other Financial Instruments	$(194,821)	$—	$—	$(194,821)

*	Rounds to less than 0.05%.
**	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ depreciation.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities
October 31, 2014

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
Assets
Investments, at cost	$96,533,154	$29,602,092	$51,714,494	$181,362,242
Investments, at value	$104,690,564	$30,694,201	$53,985,933	$192,631,905
Foreign currency, at value (cost at $0, $0, $380,594, $0)	—	—	362,838	—
Interest and dividends receivable	146,317	3	81,406	2,127,802
Receivable for capital shares issued	134,386	448,740	7,399	48,967
Receivable for investments sold	—	—	—	498,226
Reclaims receivable	17,984	—	116,678	—
Prepaid expenses	23,983	8,876	11,835	40,382
Total assets	$105,013,234	$31,151,820	$54,566,089	$195,347,282

Liabilities
Distributions payable	$—	$—	$—	$455,310
Payable for capital shares redeemed	101,345	131,423	26,289	14,744
Accrued expenses and other payables:
Investment advisory	72,366	5,084	17,039	39,998
Administration	10,394	3,176	5,719	20,357
Distribution and Service	9,551	10,804	98	3,926
Fund Accounting	1,217	2,939	3,135	4,740
Other	44,873	23,311	36,436	34,923
Total liabilities	239,746	176,737	88,716	573,998
Net Assets	$104,773,488	$30,975,083	$54,477,373	$194,773,284

Composition of Net Assets
Capital	$65,000,573	$30,041,570	$47,884,346	$183,831,964
Accumulated (distributions in excess of) net investment income	365,124	385,910	1,165,603	74,638
Accumulated net realized gains (losses) from investment transactions	31,250,381	(544,506)	3,184,449	(402,981)
Net unrealized appreciation	8,157,410	1,092,109	2,242,975	11,269,663
Net Assets	$104,773,488	$30,975,083	$54,477,373	$194,773,284

Net Assets By Share Class
Institutional Class Shares	$89,056,260	$6,329,234	$54,317,103	$183,423,310
Class A Shares	8,154,278	21,683,660	160,270	10,186,007
Class C Shares	7,562,950	2,962,189	—	1,163,967
Net Assets	$104,773,488	$30,975,083	$54,477,373	$194,773,284

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	6,021,926	592,157	4,449,038	16,435,672
Class A Shares	561,678	2,035,721	13,378	912,515
Class C Shares	516,774	280,405	—	104,283

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$14.79	$10.69	$12.21	$11.16
Class A Shares	$14.52	$10.65	$11.98	$11.16
Class C Shares*	$14.63	$10.56	$—	$11.16

Maximum Sales Charge
Class A Shares	5.75%	5.75%	5.75%	4.25%
Class C Shares**	1.00%	1.00%	N/A	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$15.41	$11.30	$12.71	$11.66

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
October 31, 2014

	Boyd Watterson Short-Term Enhanced Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation-Indexed Fund
Assets
Investments, at cost	$24,565,955	$101,077,317	$223,334,161
Investments, at value	$24,621,020	$103,237,817	$223,830,931
Collateral held at broker	—	—	222,233
Interest and dividends receivable	206,795	899,280	489,438
Receivable for capital shares issued	3,400	22,232	1,651,847
Receivable for investments sold	48,559	47	2,052,710
Variation margin (See Note 10)	—	—	79,065
Receivable from Investment Adviser	5,528	—	—
Prepaid expenses	5,572	19,580	48,622
Total assets	$24,890,874	$104,178,956	$228,374,846

Liabilities
Distributions payable	$12,687	$70,477	$—
Payable for investments purchased	—	1,149,459	2,688,320
Payable for capital shares redeemed	24,039	8,422	846,616
Accrued expenses and other payables:
Investment advisory	—	4,686	24,454
Administration	2,655	11,019	23,660
Distribution and Service	—	564	568
Fund Accounting	3,214	2,763	1,512
Trustees	27	115	289
Other	26,825	30,415	54,808
Total liabilities	69,447	1,277,920	3,640,227
Net Assets	$24,821,427	$102,901,036	$224,734,619

Composition of Net Assets
Capital	$34,127,721	$100,114,406	$238,418,028
Accumulated (distributions in excess of) net investment income	168,888	3,124	253,948
Accumulated net realized gains (losses) from investment transactions	(9,530,247)	623,006	(14,239,306)
Net unrealized appreciation	55,065	2,160,500	301,949
Net Assets	$24,821,427	$102,901,036	$224,734,619

Net Assets By Share Class
Institutional Class Shares	$24,167,995	$101,264,255	$209,429,326
Premier Class Shares	—	—	212,895
Class A Shares	653,432	1,636,781	13,874,122
Class C Shares	—	—	1,218,276
Net Assets	$24,821,427	$102,901,036	$224,734,619

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	2,400,829	9,132,507	19,850,215
Premier Class Shares	—	—	20,221
Class A Shares	65,015	146,561	1,314,274
Class C Shares	—	—	117,233

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$10.07	$11.09	$10.55
Premier Class Shares	$—	$—	$10.53
Class A Shares	$10.05	$11.17	$10.56
Class C Shares*	$—	$—	$10.39

Maximum Sales Charge
Class A Shares	2.25%	4.25%	4.25%
Class C Shares**	N/A	N/A	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.28	$11.67	$11.03
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

See Notes to Financial Statements

American Independence Funds
Statements of Operations
For the Year Ended October 31, 2014

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
Investment Income:
Dividend	$2,312,216	$653,661	$2,075,558	$521
Interest	—	—	—	8,137,263
Other income	—	—	543	—
Foreign tax withholding	—	—	(190,832)	—
Total Investment Income	2,312,216	653,661	1,885,269	8,137,784

Expenses:
Investment advisory	1,341,064	138,782	495,387	630,730
Administration	167,633	23,130	76,449	262,804
Distribution - Class A Shares	38,634	37,160	467	24,506
Distribution - Class C Shares	61,837	10,979	—	8,772
Service - Class A Shares	38,634	37,160	467	24,506
Service - Class C Shares	20,612	3,660	—	2,924
Accounting	39,115	22,827	51,293	85,474
Audit expenses	25,129	19,644	26,612	26,830
Compliance services	18,831	9,570	12,793	24,644
Custodian	28,333	3,203	50,219	43,081
Legal expenses	14,876	12,743	7,363	23,026
Shareholder reporting	16,562	4,717	4,640	5,168
State registration expenses	29,998	29,661	13,993	23,027
Transfer Agent	214,950	50,144	19,211	37,739
Trustees	18,573	2,087	8,100	27,879
Insurance	15,138	1,181	5,484	23,374
Other	10,036	2,919	25,707	10,057
Total expenses before fee reductions	2,099,955	409,567	798,185	1,284,541
Expenses reduced by:Adviser	(384,678)	(154,147)	(216,241)	(214,667)
Distributor	(21,600)	(17,760)	—	(10,781)
Net Expenses	1,693,677	237,660	581,944	1,059,093

Net Investment Income	618,539	416,001	1,303,325	7,078,691

Realized and unrealized gains (losses) on investments, futures, options, and foreign currency transactions:
Net realized gains (losses) from investment transactions	31,343,868	(533,600)	3,395,170	(51,285)
Net realized gains (losses) from foreign currency transactions	—	—	(93,355)	—
Net change in unrealized appreciation/depreciation from investments	(19,373,614)	1,096,834	(5,077,390)	6,793,700
Net change in unrealized appreciation/depreciation from foreign currency translation	—	—	(30,970)	—
Net realized and unrealized gains (losses)	11,970,254	563,234	(1,806,545)	6,742,415

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,588,793	$979,235	$(503,220)	$13,821,106

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Year Ended October 31, 2014

	Boyd Watterson Short-Term Enhanced Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation-Indexed Fund
Investment Income:
Dividend	$42,987	$5,175	$56
Interest	388,698	2,826,905	3,067,497
Total Investment Income	431,685	2,832,080	3,067,553

Expenses:
Investment advisory	93,559	416,439	1,028,563
Administration	29,342	130,137	321,426
Distribution - Class A Shares	3,411	3,903	37,799
Distribution - Class C Shares	—	—	10,314
Service - Class A Shares	3,411	3,903	37,799
Service - Class C Shares	—	—	3,438
Service - Premier Class Shares	—	—	117
Accounting	45,447	51,089	52,027
Audit expenses	22,694	25,727	26,542
Compliance services	10,411	16,071	28,737
Custodian	8,339	19,373	33,933
Legal expenses	2,575	11,678	30,532
Shareholder reporting	4,837	5,212	12,633
State registration expenses	17,046	18,449	32,277
Transfer Agent	19,220	18,918	119,111
Trustees	2,985	13,706	35,452
Insurance	4,558	9,291	28,557
Other	3,234	5,699	13,423
Total expenses before fee reductions	271,069	749,595	1,852,680
Expenses reduced by:Adviser	(158,645)	(283,203)	(940,374)
Distributor	(3,411)	(2,341)	(7,569)
Net Expenses	109,013	464,051	904,737

Net Investment Income	322,672	2,368,029	2,162,816

Realized and unrealized gains (losses) on investments, futures, options, and foreign currency transactions:
Net realized gains (losses) from investment transactions	18,115	756,133	(9,167,729)
Net realized gains (losses) from futures contracts	—	—	(1,554,204)
Net change in unrealized appreciation/depreciation from investments	(19,609)	1,101,045	10,200,001
Net change in unrealized appreciation/depreciation from futures contracts	—	—	73,171
Net realized and unrealized gains (losses)	(1,494)	1,857,178	(448,761)

Net Increase (Decrease) in Net Assets Resulting from Operations	$321,178	$4,225,207	$1,714,055

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets

	Stock Fund		Risk-Managed Allocation Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013*
Investment Operations:
Net investment income	$618,539	$956,618	$416,001	$4,233
Net realized gains (losses)	31,343,868	28,933,521	(533,600)	(16,408)
Net change in unrealized appreciation/depreciation	(19,373,614)	9,793,284	1,096,834	(4,725)
Net increase (decrease) in net assets resulting from operations	12,588,793	39,683,423	979,235	(16,900)

Distributions:
From net investment income:
Institutional Class Shares	(692,061)	(688,157)	(1,791)	—
Class A Shares	(105,738)	(84,101)	(30,739)	—
Class C Shares	(38,853)	(31,472)	(1,403)	—
From net realized gains:
Institutional Class Shares	(24,357,657)	(17,811,513)	—	—
Class A Shares	(3,064,418)	(2,451,031)	—	—
Class C Shares	(1,407,700)	(1,174,912)	—	—
Decrease in net assets from distributions	(29,666,427)	(22,241,186)	(33,933)	—

Net increase (decrease) in net assets from capital transactions	(56,173,877)	6,267,031	19,218,766	10,827,915
Total increase (decrease) in net assets	(73,251,511)	23,709,268	20,164,068	10,811,015

Net Assets:
Beginning of year	178,024,999	154,315,731	10,811,015	—
End of year	$104,773,488	$178,024,999	$30,975,083	$10,811,015
Accumulated net investment income	$365,124	$662,821	$385,910	$5,442

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$19,229,244	$27,458,399	$6,511,224	$6,990,908
Dividends reinvested	21,932,734	16,008,062	1,518	—
Cost of shares redeemed	(88,310,233)	(34,573,940)	(7,219,934)	—
Institutional Class Shares capital transactions	(47,148,255)	8,892,521	(707,192)	6,990,908

Class A Shares
Proceeds from shares issued	1,592,508	3,866,641	23,323,978	4,260,983
Dividends reinvested	3,036,612	2,201,478	4,441	—
Cost of shares redeemed	(13,286,803)	(7,466,926)	(6,290,806)	(424,978)
Class A Shares capital transactions	(8,657,683)	(1,398,807)	17,037,613	3,836,005

Class C Shares
Proceeds from shares issued	813,416	866,083	2,987,434	1,002
Dividends reinvested	1,375,893	1,176,208	1,151	—
Cost of shares redeemed	(2,557,248)	(3,268,974)	(100,240)	—
Class C Shares capital transactions	(367,939)	(1,226,683)	2,888,345	1,002

Net increase (decrease) in net assets from capital transactions	$(56,173,877)	$6,267,031	$19,218,766	$10,827,915

Share Transactions:
Institutional Class Shares
Issued	1,328,802	1,891,919	623,900	681,280
Reinvested	1,597,516	1,239,014	147	—
Redeemed	(6,181,158)	(2,374,284)	(713,170)	—
Change in Institutional Class Shares	(3,254,840)	756,649	(89,123)	681,280

Class A Shares
Issued	109,289	268,332	2,259,827	423,610
Reinvested	224,684	172,125	431	—
Redeemed	(931,146)	(524,310)	(605,436)	(42,711)
Change in Class A Shares	(597,173)	(83,853)	1,654,822	380,899

Class C Shares
Issued	55,650	59,899	289,864	100
Reinvested	100,554	90,544	112	—
Redeemed	(175,776)	(223,381)	(9,671)	—
Change in Class C Shares	(19,572)	(72,938)	280,305	100

*	For the period from September 20, 2013 (commencement of operations) to October 31, 2013.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	International Alpha Strategies Fund		Kansas Tax-Exempt Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Investment Operations:
Net investment income	$1,303,325	$1,385,606	$7,078,691	$9,536,866
Net realized gains (losses)	3,301,815	4,798,931	(51,285)	485,069
Net change in unrealized appreciation/depreciation	(5,108,360)	4,488,412	6,793,700	(14,176,871)
Net increase (decrease) in net assets resulting from operations	(503,220)	10,672,949	13,821,106	(4,154,936)

Distributions:
From net investment income:
Institutional Class Shares	(1,616,175)	(1,555,187)	(6,756,853)	(9,203,498)
Class A Shares	(5,419)	(2,358)	(293,956)	(291,172)
Class C Shares	—	—	(27,882)	(42,196)
From net realized gains:
Institutional Class Shares	(1,501,620)	—	—	—
Class A Shares	(5,199)	—	—	—
Decrease in net assets from distributions	(3,128,413)	(1,557,545)	(7,078,691)	(9,536,866)

Net increase (decrease) in net assets from capital transactions	(4,665,491)	(1,599,074)	(55,477,046)	(59,207,583)
Total increase (decrease) in net assets	(8,297,124)	7,516,330	(48,734,631)	(72,899,385)

Net Assets:
Beginning of year	62,774,497	55,258,167	243,507,915	316,407,300
End of year	$54,477,373	$62,774,497	$194,773,284	$243,507,915
Accumulated net investment income	$1,165,603	$1,522,774	$74,638	$74,638

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$6,788,806	$9,103,578	$22,613,683	$40,999,013
Dividends reinvested	1,806,476	588,853	508,950	439,816
Cost of shares redeemed	(13,218,290)	(11,392,229)	(78,585,390)	(99,449,119)
Institutional Class Shares capital transactions	(4,623,008)	(1,699,798)	(55,462,757)	(58,010,290)

Class A Shares
Proceeds from shares issued	14,265	157,505	384,674	462,322
Dividends reinvested	10,611	2,358	233,650	227,035
Cost of shares redeemed	(67,359)	(59,139)	(568,689)	(936,055)
Class A Shares capital transactions	(42,483)	100,724	49,635	(246,698)

Class C Shares
Proceeds from shares issued	—	—	174,640	167,612
Dividends reinvested	—	—	25,643	33,972
Cost of shares redeemed	—	—	(264,207)	(1,152,179)
Class C Shares capital transactions	—	—	(63,924)	(950,595)

Net increase (decrease) in net assets from capital transactions	$(4,665,491)	$(1,599,074)	$(55,477,046)	$(59,207,583)

Share Transactions:
Institutional Class Shares
Issued	536,720	756,610	2,066,447	3,681,966
Reinvested	144,923	51,745	46,360	39,906
Redeemed	(1,047,805)	(963,492)	(7,206,449)	(9,124,507)
Change in Institutional Class Shares	(366,162)	(155,137)	(5,093,642)	(5,402,635)

Class A Shares
Issued	1,140	13,603	34,797	41,651
Reinvested	861	209	21,301	20,580
Redeemed	(5,319)	(5,235)	(52,301)	(86,235)
Change in Class A Shares	(3,318)	8,577	3,797	(24,004)

Class C Shares
Issued	—	—	15,985	15,342
Reinvested	—	—	2,339	3,073
Redeemed	—	—	(24,227)	(105,934)
Change in Class C Shares	—	—	(5,903)	(87,519)

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Boyd Watterson Short-Term Enhanced Bond Fund		Boyd Watterson Core Plus Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Investment Operations:
Net investment income	$322,672	$426,164	$2,368,029	$1,811,702
Net realized gains (losses)	18,115	(561,029)	756,133	330,333
Net change in unrealized appreciation/depreciation	(19,609)	209,206	1,101,045	(1,937,633)
Net increase (decrease) in net assets resulting from operations	321,178	74,341	4,225,207	204,402

Distributions:
From net investment income:
Institutional Class Shares	(409,171)	(949,666)	(2,438,937)	(1,976,810)
Class A Shares	(21,980)	(2,176)	(31,698)	(32,963)
From net realized gains:
Institutional Class Shares	—	—	(157,903)	(521,936)
Class A Shares	—	—	(2,152)	(10,037)
Decrease in net assets from distributions	(431,151)	(951,842)	(2,630,690)	(2,541,746)

Net increase (decrease) in net assets from capital transactions	(436,065)	(50,735,379)	(6,163,219)	33,050,485
Total increase (decrease) in net assets	(546,038)	(51,612,880)	(4,568,702)	30,713,141

Net Assets:
Beginning of year	25,367,465	76,980,345	107,469,738	76,756,597
End of year	$24,821,427	$25,367,465	$102,901,036	$107,469,738
Accumulated net investment income	$168,888	$169,183	$3,124	$3,241

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$9,125,455	$13,545,881	$13,649,615	$47,362,449
Dividends reinvested	263,499	573,948	1,617,551	1,554,792
Cost of shares redeemed	(10,141,320)	(65,000,499)	(21,618,778)	(15,819,995)
Institutional Class Shares capital transactions	(752,366)	(50,880,670)	(6,351,612)	33,097,246

Class A Shares
Proceeds from shares issued	3,115,458	261,052	157,951	4,182
Dividends reinvested	4,073	2,139	33,854	42,822
Cost of shares redeemed	(2,803,230)	(117,900)	(3,412)	(93,765)
Class A Shares capital transactions	316,301	145,291	188,393	(46,761)

Net increase (decrease) in net assets from capital transactions	$(436,065)	$(50,735,379)	$(6,163,219)	$33,050,485

Share Transactions:
Institutional Class Shares
Issued	901,834	1,332,321	1,246,276	4,352,731
Reinvested	26,090	56,519	147,674	140,168
Redeemed	(1,004,353)	(6,428,446)	(1,973,641)	(1,425,959)
Change in Institutional Class Shares	(76,429)	(5,039,606)	(579,691)	3,066,940

Class A Shares
Issued	308,695	25,830	14,409	375
Reinvested	403	211	3,067	3,835
Redeemed	(277,077)	(11,610)	(308)	(8,253)
Change in Class A Shares	32,021	14,431	17,168	(4,043)

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation-Indexed Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Investment Operations:
Net investment income	$2,162,816	$1,614,362
Net realized gains (losses)	(10,721,933)	(2,060,572)
Net change in unrealized appreciation/depreciation	10,273,172	(23,567,926)
Net increase (decrease) in net assets resulting from operations	1,714,055	(24,014,136)

Distributions:
From net investment income:
Institutional Class Shares	(2,094,564)	(1,273,997)
Premier Class Shares	(849)	(1)
Class A Shares	(94,513)	(48,892)
Class C Shares	(1,289)	(7,871)
From net realized gains:
Institutional Class Shares	—	(15,542,511)
Class A Shares	—	(1,015,216)
Class C Shares	—	(255,463)
Decrease in net assets from distributions	(2,191,215)	(18,143,951)

Net increase (decrease) in net assets from capital transactions	(92,705,398)	(29,749,896)
Total increase (decrease) in net assets	(93,182,558)	(71,907,983)

Net Assets:
Beginning of year	317,917,177	389,825,160
End of year	$224,734,619	$317,917,177
Accumulated net investment income	$253,948	$282,347

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$66,597,574	$81,331,754
Dividends reinvested	2,082,131	16,167,442
Cost of shares redeemed	(155,615,481)	(119,317,763)
Institutional Class Shares capital transactions	(86,935,776)	(21,818,567)

Premier Class Shares
Proceeds from shares issued	215,192	15,699
Dividends reinvested	766	1
Cost of shares redeemed	(14,081)	(3,088)
Premier Class Shares capital transactions	201,877	12,612

Class A Shares
Proceeds from shares issued	3,849,289	13,449,989
Dividends reinvested	91,516	1,005,892
Cost of shares redeemed	(8,933,645)	(19,642,803)
Class A Shares capital transactions	(4,992,840)	(5,186,922)

Class C Shares
Proceeds from shares issued	354,067	1,096,263
Dividends reinvested	909	244,719
Cost of shares redeemed	(1,333,635)	(4,098,001)
Class C Shares capital transactions	(978,659)	(2,757,019)

Net increase (decrease) in net assets from capital transactions	$(92,705,398)	$(29,749,896)

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation-Indexed Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Share Transactions:
Institutional Class Shares
Issued	6,354,224	7,434,992
Reinvested	195,125	1,431,041
Redeemed	(14,935,560)	(10,947,587)
Change in Institutional Class Shares	(8,386,211)	(2,081,554)

Premier Class Shares
Issued	20,316	1,480
Reinvested	72	— *
Redeemed	(1,354)	(293)
Change in Premier Class Shares	19,034	1,187

Class A Shares
Issued	364,526	1,205,781
Reinvested	8,522	88,447
Redeemed	(851,417)	(1,773,098)
Change in Class A Shares	(478,369)	(478,870)

Class C Shares
Issued	34,057	98,375
Reinvested	86	21,794
Redeemed	(129,685)	(393,262)
Change in Class C Shares	(95,542)	(273,093)

*	Less than 0.5 shares.

See Notes to Financial Statements

[This page intentionally left blank]

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Stock Fund

Institutional Class Shares
For the year ended
10/31/2014	$16.25	$0.11	$1.19	$1.30	$(0.09)	$(2.67)	$(2.76)	$14.79
10/31/2013	$14.89	$0.09	$3.42	$3.51	$(0.07)	$(2.08)	$(2.15)	$16.25
10/31/2012	$13.58	$0.10	$1.45	$1.55	$(0.06)	$(0.18)	$(0.24)	$14.89
10/31/2011	$14.14	$0.06	$0.28	$0.34	$(0.04)	$(0.86)	$(0.90)	$13.58
10/31/2010	$11.93	$0.06	$2.26	$2.32	$(0.11)	$—	$(0.11)	$14.14

Class A Shares
For the year ended
10/31/2014	$16.04	$0.00 ^	$1.23	$1.23	$(0.08)	$(2.67)	$(2.75)	$14.52
10/31/2013	$14.76	$0.05	$3.37	$3.42	$(0.06)	$(2.08)	$(2.14)	$16.04
10/31/2012	$13.47	$0.07	$1.42	$1.49	$(0.02)	$(0.18)	$(0.20)	$14.76
10/31/2011	$14.04	$0.01	$0.30	$0.31	$(0.02)	$(0.86)	$(0.88)	$13.47
10/31/2010	$11.85	$0.01	$2.26	$2.27	$(0.08)	$—	$(0.08)	$14.04

Class C Shares
For the year ended
10/31/2014	$16.22	$(0.08)	$1.22	$1.14	$(0.06)	$(2.67)	$(2.73)	$14.63
10/31/2013	$14.98	$(0.06)	$3.42	$3.36	$(0.04)	$(2.08)	$(2.12)	$16.22
10/31/2012	$13.73	$(0.05)	$1.48	$1.43	$—	$(0.18)	$(0.18)	$14.98
10/31/2011	$14.38	$(0.07)	$0.28	$0.21	$(0.00)^	$(0.86)	$(0.86)	$13.73
10/31/2010	$12.18	$(0.06)	$2.29	$2.23	$(0.03)	$—	$(0.03)	$14.38

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

9.42%	$89,056	1.16%	1.45%	0.57%	226%
27.35%	$150,731	1.16%	1.40%	0.67%	203%
11.70%	$126,845	1.16%	1.48%	0.67%	252%
2.27%	$122,738	1.13%	1.42%	0.48%	225%
19.53%	$105,832	1.03%	1.46%	0.51%	181%

9.07%	$8,154	1.54%	1.96%	0.17%	226%
26.93%	$18,592	1.48%	1.90%	0.35%	203%
11.27%	$18,345	1.48%	1.98%	0.36%	252%
2.02%	$21,428	1.42%	1.79%	0.14%	225%
19.19%	$7,962	1.37%	1.80%	0.18%	181%

8.32%	$7,563	2.16%	2.45%	(0.45%)	226%
26.04%	$8,702	2.16%	2.40%	(0.31%)	203%
10.58%	$9,126	2.16%	2.48%	(0.32%)	252%
1.27%	$11,454	2.14%	2.43%	(0.60%)	225%
18.34%	$2,598	2.04%	2.47%	(0.49%)	181%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations					Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gains (losses)		Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Risk-Managed Allocation Fund

Institutional Class Shares
For the year ended
10/31/2014	$10.18	$0.21	+	$0.35	+	$0.56	$(0.05)	$—	$(0.05)	$10.69
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.01		$0.17		$0.18	$—	$—	$—	$10.18

Class A Shares
For the year ended
10/31/2014	$10.18	$0.24	+	$0.27	+	$0.51	$(0.04)	$—	$(0.04)	$10.65
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$—		$0.18		$0.18	$—	$—	$—	$10.18

Class C Shares
For the year ended
10/31/2014	$10.17	$0.19	+	$0.25	+	$0.44	$(0.05)	$—	$(0.05)	$10.56
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$—		$0.17		$0.17	$—	$—	$—	$10.17

International Alpha Strategies Fund

Institutional Class Shares
For the year ended
10/31/2014	$12.99	$0.23	+	$(0.37	)+	$(0.14)	$(0.33)	$(0.31)	$(0.64)	$12.21
10/31/2013	$11.10	$0.29		$1.92		$2.21	$(0.32)	$—	$(0.32)	$12.99
10/31/2012	$10.70	$0.29		$0.26		$0.55	$(0.15)	$—	$(0.15)	$11.10
10/31/2011	$11.19	$0.24		$(0.71)		$(0.47)	$(0.02)	$—	$(0.02)	$10.70
10/31/2010	$10.81	$0.16		$0.34		$0.50	$(0.12)	$—	$(0.12)	$11.19

Class A Shares
For the year ended
10/31/2014	$12.81	$0.16	+	$(0.36	)+	$(0.20)	$(0.32)	$(0.31)	$(0.63)	$11.98
10/31/2013	$10.99	$0.22	+	$1.91	+	$2.13	$(0.31)	$—	$(0.31)	$12.81
10/31/2012	$10.61	$0.21		$0.28		$0.49	$(0.11)	$—	$(0.11)	$10.99
10/31/2011	$11.13	$0.16		$(0.68)		$(0.52)	$—	$—	$—	$10.61
10/31/2010	$10.77	$0.11		$0.33		$0.44	$(0.08)	$—	$(0.08)	$11.13

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
***	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year, the ratio of net investment income is not indicative of future results.
+	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**		Portfolio turnover rate(b)*

5.52%	$6,329	0.90%	1.73%	2.00%		166%

1.80%	$6,934	0.90%	10.18%	6.14	%***	19%

5.07%	$21,684	1.28%	2.23%	2.32%		166%

1.80%	$3,876	1.28%	10.77%	0.25%		19%

4.32%	$2,962	1.90%	2.73%	1.87%		166%

1.70%	$1	1.90%	11.36%	0.06%		19%

(1.10%)	$54,317	0.95%	1.30%	1.83%		77%
20.30%	$62,561	0.95%	1.30%	2.42%		107%
5.30%	$55,169	0.95%	1.25%	2.73%		88%
(4.23%)	$50,158	1.05%	1.17%	1.90%		149%
4.67%	$92,066	1.13%	1.23%	1.55%		439%

(1.61%)	$160	1.45%	1.80%	1.31%		77%
19.75%	$214	1.45%	1.80%	1.85%		107%
4.69%	$89	1.45%	1.75%	1.98%		88%
(4.67%)	$144	1.48%	1.60%	1.50%		149%
4.07%	$131	1.63%	1.73%	1.05%		439%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease)from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2014	$10.80	$0.37	$0.36	$0.73	$(0.37)	$—	$(0.37)	$11.16
10/31/2013	$11.28	$0.35	$(0.48)	$(0.13)	$(0.35)	$—	$(0.35)	$10.80
10/31/2012	$10.95	$0.36	$0.33	$0.69	$(0.36)	$—	$(0.36)	$11.28
10/31/2011	$10.96	$0.37	$(0.01)	$0.36	$(0.37)	$—	$(0.37)	$10.95
10/31/2010	$10.73	$0.38	$0.23	$0.61	$(0.38)	$—	$(0.38)	$10.96

Class A Shares
For the year ended
10/31/2014	$10.80	$0.33	$0.36	$0.69	$(0.33)	$—	$(0.33)	$11.16
10/31/2013	$11.28	$0.31	$(0.48)	$(0.17)	$(0.31)	$—	$(0.31)	$10.80
10/31/2012	$10.95	$0.32	$0.33	$0.65	$(0.32)	$—	$(0.32)	$11.28
10/31/2011	$10.96	$0.33	$(0.01)	$0.32	$(0.33)	$—	$(0.33)	$10.95
10/31/2010	$10.72	$0.35	$0.24	$0.59	$(0.35)	$—	$(0.35)	$10.96

Class C Shares
For the year ended
10/31/2014	$10.80	$0.26	$0.36	$0.62	$(0.26)	$—	$(0.26)	$11.16
10/31/2013	$11.28	$0.24	$(0.48)	$(0.24)	$(0.24)	$—	$(0.24)	$10.80
10/31/2012	$10.95	$0.25	$0.33	$0.58	$(0.25)	$—	$(0.25)	$11.28
10/31/2011	$10.96	$0.27	$(0.01)	$0.26	$(0.27)	$—	$(0.27)	$10.95
10/31/2010	$10.73	$0.29	$0.23	$0.52	$(0.29)	$—	$(0.29)	$10.96

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

6.89%	$183,423	0.48%	0.58%	3.39%	1%
(1.13%)	$232,502	0.48%	0.55%	3.20%	8%
6.42%	$303,660	0.48%	0.54%	3.26%	13%
3.44%	$274,606	0.45%	0.54%	3.48%	8%
5.82%	$276,535	0.40%	0.56%	3.53%	8%

6.47%	$10,186	0.87%	1.08%	3.00%	1%
(1.52%)	$9,815	0.87%	1.05%	2.82%	8%
6.01%	$10,518	0.87%	1.04%	2.87%	13%
3.03%	$9,244	0.84%	1.04%	3.06%	8%
5.56%	$5,881	0.80%	1.06%	3.13%	8%

5.83%	$1,164	1.48%	1.58%	2.38%	1%
(2.11%)	$1,190	1.48%	1.55%	2.21%	8%
5.36%	$2,229	1.48%	1.54%	2.24%	13%
2.41%	$1,573	1.45%	1.54%	2.44%	8%
4.90%	$1,035	1.40%	1.56%	2.53%	8%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Boyd Watterson Short-Term Enhanced Bond Fund

Institutional Class Shares
For the year ended
10/31/2014	$10.11	$0.14	+	$0.01 +	$0.15	$(0.19)	$—	$(0.19)	$10.07
10/31/2013	$10.22	$0.06	+	$(0.03)+	$0.03	$(0.14)	$—	$(0.14)	$10.11
10/31/2012	$10.12	$0.10		$0.14	$0.24	$(0.14)	$—	$(0.14)	$10.22
10/31/2011	$10.17	$0.09		$(0.04)	$0.05	$(0.10)	$—	$(0.10)	$10.12
10/31/2010	$9.87	$0.17		$0.30	$0.47	$(0.17)	$—	$(0.17)	$10.17

Class A Shares
For the year ended
10/31/2014	$10.10	$0.12	+	$(0.01)+	$0.11	$(0.16)	$—	$(0.16)	$10.05
10/31/2013	$10.20	$0.05	+	$(0.03)+	$0.02	$(0.12)	$—	$(0.12)	$10.10
10/31/2012	$10.12	$0.07		$0.12	$0.19	$(0.11)	$—	$(0.11)	$10.20
10/31/2011	$10.16	$0.06		$(0.02)	$0.04	$(0.08)	$—	$(0.08)	$10.12
10/31/2010	$9.86	$0.14		$0.31	$0.45	$(0.15)	$—	$(0.15)	$10.16

Boyd Watterson Core Plus Fund

Institutional Class Shares
For the year ended
10/31/2014	$10.92	$0.25		$0.20	$0.45	$(0.26)	$(0.02)	$(0.28)	$11.09
10/31/2013	$11.32	$0.27		$(0.30)	$(0.03)	$(0.29)	$(0.08)	$(0.37)	$10.92
10/31/2012	$11.00	$0.30		$0.36	$0.66	$(0.34)	$—	$(0.34)	$11.32
10/31/2011	$11.35	$0.32		$(0.03)	$0.29	$(0.36)	$(0.28)	$(0.64)	$11.00
10/31/2010	$11.07	$0.36		$0.56	$0.92	$(0.40)	$(0.24)	$(0.64)	$11.35

Class A Shares
For the year ended
10/31/2014	$11.00	$0.21		$0.20	$0.41	$(0.22)	$(0.02)	$(0.24)	$11.17
10/31/2013	$11.40	$0.23		$(0.29)	$(0.06)	$(0.26)	$(0.08)	$(0.34)	$11.00
10/31/2012	$11.08	$0.27		$0.35	$0.62	$(0.30)	$—	$(0.30)	$11.40
10/31/2011	$11.42	$0.28		$(0.02)	$0.26	$(0.32)	$(0.28)	$(0.60)	$11.08
10/31/2010	$11.13	$0.37		$0.53	$0.90	$(0.37)	$(0.24)	$(0.61)	$11.42

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
+	Caculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(b)*

1.46%	$24,168	0.45%	1.13%	1.39%	95%
0.33%	$25,034	0.45%	0.75%	0.61%	57%
2.35%	$76,791	0.45%	0.71%	0.92%	199%
0.52%	$95,499	0.45%	0.68%	0.88%	254%
4.83%	$122,844	0.45%	0.68%	1.68%	52%

1.10%	$653	0.70%	1.63%	1.16%	95%
0.17%	$333	0.70%	1.25%	0.51%	57%
1.89%	$189	0.70%	1.21%	0.65%	199%
0.36%	$12	0.70%	1.18%	0.66%	254%
4.60%	$25	0.70%	1.18%	1.43%	52%

4.16%	$101,264	0.44%	0.71%	2.28%	61%
(0.25%)	$106,047	0.42%	0.73%	2.37%	47%
6.08%	$75,235	0.45%	0.73%	2.66%	41%
2.73%	$70,673	0.46%	0.74%	2.97%	87%
8.65%	$39,348	0.63%	0.90%	3.23%	346%

3.78%	$1,637	0.79%	1.21%	1.93%	61%
(0.57%)	$1,423	0.77%	1.23%	2.05%	47%
5.69%	$1,521	0.80%	1.23%	2.30%	41%
2.43%	$108	0.84%	1.24%	2.57%	87%
8.38%	$22	0.92%	1.39%	2.94%	346%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
U.S. Inflation-Indexed Fund

Institutional Class Shares
For the year ended
10/31/2014	$10.51	$0.10	$0.04	$0.14	$(0.10)	$—	$(0.10)	$10.55
10/31/2013	$11.78	$0.10	$(0.81)	$(0.71)	$(0.04)	$(0.52)	$(0.56)	$10.51
10/31/2012	$11.69	$0.09	$0.75	$0.84	$(0.11)	$(0.64)	$(0.75)	$11.78
10/31/2011	$11.67	$0.32	$0.68	$1.00	$(0.33)	$(0.65)	$(0.98)	$11.69
10/31/2010	$11.26	$0.19	$0.92	$1.11	$(0.18)	$(0.52)	$(0.70)	$11.67

Premier Class Shares
For the year ended
10/31/2014	$10.51	$0.08	$0.04	$0.12	$(0.10)	$—	$(0.10)	$10.53
For the period from
4/2/2013 (c) thru 10/31/2013	$11.20	$0.01	$(0.69)	$(0.68)	$(0.01)	$—	$(0.01)	$10.51

Class A Shares
For the year ended
10/31/2014	$10.54	$0.06	$0.03	$0.09	$(0.07)	$—	$(0.07)	$10.56
10/31/2013	$11.84	$0.04	$(0.80)	$(0.76)	$(0.02)	$(0.52)	$(0.54)	$10.54
10/31/2012	$11.75	$0.05	$0.74	$0.79	$(0.06)	$(0.64)	$(0.70)	$11.84
10/31/2011	$11.73	$0.30	$0.67	$0.97	$(0.30)	$(0.65)	$(0.95)	$11.75
10/31/2010	$11.33	$0.17	$0.91	$1.08	$(0.16)	$(0.52)	$(0.68)	$11.73

Class C Shares
For the year ended
10/31/2014	$10.37	$(0.02)	$0.05	$0.03	$(0.01)	$—	$(0.01)	$10.39
10/31/2013	$11.72	$(0.06)+	$(0.75)+	$(0.81)	$(0.02)	$(0.52)	$(0.54)	$10.37
10/31/2012	$11.66	$(0.02)	$0.75	$0.73	$(0.03)	$(0.64)	$(0.67)	$11.72
For the period from
5/4/2011 (c) thru 10/31/2011	$11.05	$0.15	$0.62	$0.77	$(0.16)	$—	$(0.16)	$11.66

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
+	Caculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

1.36%	$209,429	0.32%	0.69%	0.87%	167%
(6.36%)	$296,810	0.32%	0.68%	0.49%	193%
7.56%	$357,238	0.32%	0.65%	0.83%	154%
9.50%	$248,883	0.32%	0.63%	3.03%	415%
10.40%	$117,680	0.32%	0.76%	1.75%	260%

1.15%	$213	0.47%	0.84%	0.81%	167%

(6.45%)	$12	0.47%	0.83%	0.10%	193%

0.88%	$13,874	0.77%	1.19%	0.51%	167%
(6.77%)	$18,888	0.77%	1.18%	0.14%	193%
7.10%	$26,891	0.77%	1.15%	0.37%	154%
9.14%	$12,448	0.66%	0.97%	2.48%	415%
10.04%	$5,027	0.57%	1.01%	1.50%	260%

0.31%	$1,218	1.32%	1.69%	(0.27%)	167%
(7.32%)	$2,207	1.32%	1.68%	(0.51%)	193%
6.53%	$5,694	1.32%	1.65%	(0.18%)	154%

7.05%	$4,795	1.32%	1.72%	(0.17%)	415%

See Notes to Financial Statements

American Independence Funds

Notes to Financial Statements
October 31, 2014

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2014, the Trust offered seven (7) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”).

Stock Fund
Risk-Managed Allocation Fund
International Alpha Strategies Fund
Kansas Tax-Exempt Bond Fund
Boyd Watterson Short-Term Enhanced Bond Fund (formerly Strategic Income Fund)
Boyd Watterson Core Plus Fund (formerly Core Plus Fund)
U.S. Inflation-Indexed Fund

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The U.S. Inflation-Indexed Fund offers four classes of shares: Class A, Class C, Institutional Class and Premier Class. The Stock Fund, Risk-Managed Allocation Fund and Kansas Tax-Exempt Bond Fund offer three classes of shares: Class A, Class C and Institutional Class. The other Funds offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies not traded on an exchange are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

American Independence Funds

Notes to Financial Statements (Con’t)

2.	Significant Accounting Policies: (Continued)

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by American Independence Financial Services, LLC (“American Independence” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2014, for each Fund’s investments is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic, or industry concentration or type of investment.

With respect to the Funds, there were no transfers between any levels during the current year presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ Adviser will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

American Independence Funds

Notes to Financial Statements (Con’t)

2.	Significant Accounting Policies: (Continued)

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Kansas Tax-Exempt Bond Fund, Boyd Watterson Short-Term Enhanced Bond Fund and Boyd Watterson Core Plus Fund are declared daily and paid monthly. Distributions from net investment income for the U.S. Inflation-Indexed Fund are declared and paid monthly. Distributions from net investment income, if any, for the Stock Fund, Risk-Managed Allocation Fund, and International Alpha Strategies Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The adoption of ASU No. 2013-1 had no impact on the Funds during the current reporting period.

American Independence Funds

Notes to Financial Statements (Con’t)

3.	Related Party Transactions:

American Independence serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and American Independence, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of each Fund’s average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Stock Fund	1.00%
Risk-Managed Allocation Fund	0.75%
International Alpha Strategies Fund	0.81%
Kansas Tax-Exempt Bond Fund	0.30%
Boyd Watterson Short-Term Enhanced Bond Fund	0.40%
Boyd Watterson Core Plus Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%

The Trust has engaged J.A. Forlines, LLC (“JAF”) as the sub-adviser for the Risk-Managed Allocation Fund, Navellier & Associates, Inc. (“Navellier”) as sub-adviser for the International Alpha Strategies Fund, Boyd Watterson Asset Management, LLC (“BWAM”) as sub-adviser for the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund, and Fischer Francis Trees & Watts, Inc., and its affiliate in London (“FFTW”), as sub-adviser for the U.S. Inflation-Indexed Fund. The Board of Trustees has approved each of these agreements on behalf of the Trust (please see “Approval of Investment Advisory and Sub-Advisory Agreements” under “Additional Fund Information” in this report for more information). American Independence is responsible for the investment management oversight in its role as adviser to all of the Funds and is responsible for overseeing the sub-advisor relationship. The portfolio managers or investment teams at each sub-adviser are responsible for the day-to-day management of the respective Fund. The sub-advisers are paid an annual fee by American Independence out of the advisory fees received. Additional information about each sub-adviser is noted below.

JAF (sub-adviser to Risk-Managed Allocation Fund) is located at 63 Forest Avenue, Suite #1, Locust Valley, New York, 11560. The agreement between American Independence and J.A. Forlines, LLC on behalf of the Trust was approved by shareholders at a meeting held on June 14, 2013.

Navellier (sub-adviser to International Alpha Strategies Fund, effective February 21, 2014) is headquartered at 1 East Liberty, Suite 504, Reno, Nevada, 89501. The agreement between American Independence and Navellier on behalf of the Trust was approved by Trustees at a meeting held on December 13, 2013 and by shareholders at a special meeting held May 23, 2014.

BWAM (sub-adviser to Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund) is headquartered at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114 and it is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, Wisconsin 53202. The agreement between American Independence and BWAM on behalf of the Trust was approved by shareholders at special meeting held on September 5, 2014.

FFTW’s (sub-adviser to the U.S. Inflation-Indexed Fund) New York offices are located at 200 Park Avenue, New York, New York 10166. FFTW is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNPP IP USA”), a New York corporation. BNPP IP USA is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France. The agreement between FFTW and American Independence on behalf of the Trust was approved by shareholders at a meeting held on May 9, 2008.

Pursuant to the expense limitation agreement, American Independence has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses (excluding acquired fund fees and interest expense on short sales, where applicable) at not more than the following percentages of average annual net assets:

Fund	Institutional Class	Class A	Class C	Premier Class
Stock Fund	1.16%(1)	1.54%(1)	2.16%(1)	N/A
Risk-Managed Allocation Fund	0.90%(1)	1.28%(1)	1.90%(1)	N/A
International Alpha Strategies Fund	0.95%(1)	1.45%(1)	N/A	N/A
Kansas Tax-Exempt Bond Fund	0.48%(2)	0.87%(2)	1.48%(2)	N/A
Boyd Watterson Short-Term Enhanced Bond Fund	0.45%(1)	0.70%(1)	N/A	N/A
Boyd Watterson Core Plus Fund	0.45%(1)	0.80%(1)	N/A	N/A
U.S. Inflation-Indexed Fund	0.32%(1)	0.77%(1)	1.32%(1)	0.47%(1)

(1)	Effective through March 1, 2015
(2)	Effective through March 1, 2016

American Independence Funds

Notes to Financial Statements (Con’t)

3.	Related Party Transactions: (Continued)

The total operating expenses of the Funds noted below were maintained at the following levels as indicated (all other Funds were maintained at the same level as in the table above):

Fund	Period	Institutional Class	Class A	Class C
Stock Fund	Prior to March 1, 2014	1.16%	1.49%	2.16%
Boyd Watterson Core Plus Fund	For the period March 1, 2014 to March 16, 2014	0.50%	0.85%	N/A

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest expenses relating to dividends on short sales, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

The following table presents amounts eligible for recovery at October 31, 2014:

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
For eligible expense reimbursements expiring:
October 31, 2015	$506,692	$—	$157,237	$180,063
October 31, 2016	396,489	32,376	202,350	218,447
October 31, 2017	384,678	154,147	216,241	214,667
	$1,287,859	$186,523	$575,828	$613,177

	Boyd Watterson Short-Term Enhanced Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation-Indexed Fund
For eligible expense reimbursements expiring:
October 31, 2015	$194,048	$199,521	$1,155,241
October 31, 2016	208,334	139,233	1,292,166
October 31, 2017	158,645	283,203	940,374
	$561,027	$621,957	$3,387,781

American Independence also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at annual rate of 0.125%.

American Independence has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. American Independence pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

Boston Financial Data Services, Inc. serves as the funds’ transfer agent and dividend disbursing agent.

INTRUST Bank NA, serves as the custodian for the Stock Fund, Risk-Managed Allocation Fund, Kansas Tax-Exempt Bond Fund, and Boyd Watterson Core Plus Fund.

UMB Bank NA serves as the custodian for the International Alpha Strategies Fund, Boyd Watterson Short-Term Enhanced Bond Fund, and U.S. Inflation-Indexed Fund.

American Independence Funds

Notes to Financial Statements (Con’t)

3.	Related Party Transactions: (Continued)

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets. During the year ended October 31, 2014, a portion of the distribution or service fees were waived by the Adviser for the Class A share assets. As of October 31, 2014, the Stock Fund was assessing 0.13% of the distribution fees and assessing the full 0.25% of the shareholder servicing fees, and the Risk-Managed Allocation Fund, Kansas Tax-Exempt Bond Fund, Boyd Watterson Short-Term Enhanced Bond Fund, Boyd Watterson Core Plus Fund, and U.S. Inflation-Indexed Fund were assessing the full 0.25% distribution fees and assessing 0.13%, 0.14%, 0.00%, 0.10% and 0.20%, respectively, of the shareholder servicing fees.

The Trust, on behalf of the U.S. Inflation-Indexed Fund, has adopted a non 12b-1 Shareholder Servicing Plan that allows its Premier Class Shares to pay a shareholder servicing fee from its assets for any activities relating to certain shareholder account administrative and servicing functions to agents. The expenditures to be made by the Fund pursuant to this Plan shall not exceed an annual rate of 0.15% of the average daily value of net assets represented by such shares.

Shareholder service fees paid to American Independence for the year ended October 31, 2014 were as follows:

Purchases
Stock Fund	$27,054
Risk-Managed Allocation Fund	17,297
International Alpha Strategies Fund	479
Kansas Tax-Exempt Bond Fund	13,677
Boyd Watterson Short-Term Enhanced Bond Fund	—
Boyd Watterson Core Plus Fund	1,542
U.S. Inflation-Indexed Fund	31,127

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, securities sold short and U.S. Government securities) for the year ended October 31, 2014 were as follows:

	Purchases	Sales
Stock Fund	$293,055,181	$364,447,372
Risk-Managed Allocation Fund	49,839,987	30,558,055
International Alpha Strategies Fund	46,398,435	52,575,234
Kansas Tax-Exempt Bond Fund	1,477,614	59,018,350
Boyd Watterson Short-Term Enhanced Bond Fund	19,489,551	20,110,809
Boyd Watterson Core Plus Fund	18,939,665	22,549,270

American Independence Funds

Notes to Financial Statements (Con’t)

5.	Securities Transactions: (Continued)

The cost of purchases and the proceeds from sales of U.S. Government securities for the year ended October 31, 2014 were as follows:

	Purchases	Sales
Boyd Watterson Short-Term Enhanced Bond Fund	$2,139,504	$2,371,430
Boyd Watterson Core Plus Fund	43,012,549	43,173,467
U.S. Inflation-Indexed Fund	428,221,539	525,846,371

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2011-2014 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2014, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Paid In Capital
Stock	$(79,584)	$79,584	$—
Risk-Managed Allocation	(1,600)	5,501	(3,901)
International Alpha Strategies	(38,902)	38,902	—
Kansas Tax-Exempt Bond	—	—	—
Boyd Watterson Short-Term Enhanced Bond	108,184	(108,184)	—
Boyd Watterson Core Plus	102,489	(102,489)	—
U.S. Inflation-Indexed	—	—	—

American Independence Funds

Notes to Financial Statements (Con’t)

7.	Federal Income Tax Information: (Continued)

At October 31, 2014, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
Gross unrealized appreciation	$8,364,379	$1,328,474	$4,486,714	$11,565,660
Gross unrealized depreciation	(379,207)	(315,237)	(2,319,963)	(295,997)
Net unrealized appreciation (depreciation) on investments	$7,985,172	$1,013,237	$2,166,751	$11,269,663
Cost of investments	$96,705,392	$29,680,964	$51,819,182	$181,362,242

	Boyd Watterson Short-Term Enhanced Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation-Indexed Fund
Gross unrealized appreciation	$147,137	$2,354,940	$972,343
Gross unrealized depreciation	(91,811)	(205,164)	(2,275,500)
Net unrealized appreciation (depreciation) on investments	$55,326	$2,149,776	$(1,303,157)
Cost of investments	$24,565,694	$101,088,041	$225,134,088

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013 were as follows:

	Stock Fund		Risk-Managed Allocation Fund		International Alpha Strategies Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from:
Ordinary Income	$22,743,789	$13,477,563	$33,933	$—	$1,621,594	$1,557,545
Net long-term capital gains	6,922,638	8,763,623	—	—	1,506,819	—
Total taxable distributions	29,666,427	22,241,186	33,933	—	3,128,413	1,557,545
Tax exempt dividends	—	—	—	—	—	—
Total distributions paid	$29,666,427	$22,241,186	$33,933	$—	$3,128,413	$1,557,545

	Kansas Tax-Exempt Bond		Boyd Watterson Short-Term Enhanced Bond Fund		Boyd Watterson Core Plus Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$431,151	$951,842	$2,470,635	$2,009,773
Net long-term capital gains	—	—	—	—	160,055	531,973
Total taxable distributions	—	—	431,151	951,842	2,630,690	2,541,746
Tax exempt dividends	7,078,691	9,536,866	—	—	—	—
Total distributions paid	$7,078,691	$9,536,866	$431,151	$951,842	$2,630,690	$2,541,746

American Independence Funds

Notes to Financial Statements (Con’t)

7.	Federal Income Tax Information: (Continued)

	U.S. Inflation-Indexed Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from:
Ordinary Income	$2,191,215	$14,279,524
Net long-term capital gains	—	3,864,427
Total taxable distributions	2,191,215	18,143,951
Tax exempt dividends	—	—
Total distributions paid	$2,191,215	$18,143,951

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Stock Fund	Risk Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund
Undistributed ordinary income	$16,553,356	$385,910	$1,565,009	$74,638
Undistributed long-term capital gains	15,234,387	—	2,889,731	—
Tax accumulated earnings	31,787,743	385,910	4,454,740	74,638
Accumulated capital and other losses	—	(465,634)	—	(402,981)
Unrealized appreciation (depreciation) on investments	7,985,172	1,013,237	2,166,751	11,269,663
Unrealized appreciation (depreciation) on foreign currency	—	—	(28,464)	—
Total accumulated earnings (deficit)	$39,772,915	$933,513	$6,593,027	$10,941,320

	Boyd Watterson Short-Term Enhanced Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation- Indexed Fund
Undistributed ordinary income	$168,888	$473,731	$253,948
Undistributed long-term capital gains	—	163,123	—
Tax accumulated earnings	168,888	636,854	253,948
Accumulated capital and other losses	(9,530,508)	—	(12,634,200)
Unrealized appreciation (depreciation) on investments	55,326	2,149,776	(1,303,157)
Unrealized appreciation (depreciation) on foreign currency	—	—	—
Total accumulated earnings (deficit)	$(9,306,294)	$2,786,630	$(13,683,409)

As of October 31, 2014, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Stock Fund	Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund	Boyd Watterson Short-Term Enhanced Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation- Indexed Fund
For losses expiring October 31,
2015	$—	$—	$—	$—	$2,548,173	$—	$—
2016	—	—	—	—	—	—	—
2017	—	—	—	—	413,411	—	—
2018	—	—	—	48,637	5,279,710	—	—
2019	—	—	—	303,059	—	—	—
Not subject to expiration:
Short-term	—	465,634	—	51,285	280,762	—	2,463,007
Long-term	—	—	—	—	1,008,452	—	10,171,193
	$—	$465,634	$—	$402,981	$9,530,508	$—	$12,634,200

American Independence Funds

Notes to Financial Statements (Con’t)

7.	Federal Income Tax Information: (Continued)

Under The Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactmnet capital losses are utilized before pre-enactment capital loss carryovers according to the Act.

The Boyd Watterson Short-Term Enhanced Bond Fund had a capital loss carryforward for the years expiring 2012 through 2015 which are related to the acquisition of FFTW Funds, Inc. - Limited Duration Portfolio. This amount is subject to an annual limitation of $5,477,200 under tax rules that was further limited to $300,468 in the year of acquisition.

8.	Financial Futures Contracts:

The Funds, except for Kansas Tax-Exempt Bond Fund and Risk-Managed Allocation Fund, may enter into financial futures contracts to hedge their interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at October 31, 2014 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

9.	Options Transactions:

For hedging purposes, certain Funds (Stock Fund, Risk-Managed Allocation Fund, Boyd Watterson Short-Term Enhanced Bond Fund, Boyd Watterson Core Plus Fund, and U.S. Inflation-Indexed Fund) may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Fund bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Fund to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day’s trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by such Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

American Independence Funds

Notes to Financial Statements (Con’t)

9.	Options Transactions: (Continued)

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. The details of each Fund’s open options contracts at October 31, 2014 (where applicable) are contained in that Fund’s Schedule of Portfolio Investments.

10.	Investments in Derivatives:

The Funds, except for the Kansas Tax-Exempt Bond Fund and Risk-Managed Allocation Fund, may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2014. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Unrealized Gains	Derivative Assets	Unrealized Losses	Derivative Liabilities
U.S. Inflation-Indexed Fund	Interest rate	Variation margin	$79,065	Variation margin	$—

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the year ended October 31, 2014. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Loss	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)	Average Notional Value(a)
U.S. Inflation-Indexed Fund	Interest rate	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$(1,554,204)	$73,171	226	$30,841,119

(a)	Average number of contracts and average notional value is based on the average of quarter end balances for the period October 31, 2013 to October 31, 2014.

11.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund’s custodian has been instructed to segregate all assets on a settled basis. The Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

American Independence Funds

Notes to Financial Statements (Con’t)

12.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

13.	Subsequent Events:

At a Board meeting held on November 18, 2014, the Trust’s Board, including a majority of the Independent Trustees, after careful consideration, approved AJO, LP (“AJO”) as sub-adviser and a Form of Sub-Advisory Agreement between American Independence and AJO on behalf of the American Independence Stock Fund (“New Sub-Advisory Agreement”), subject to the approval of the American Independence Stock Fund’s shareholders. AJO is an independent, registered investment adviser located at 230 S. Broad Street, Philadelphia, PA 19102. Shareholders of record will receive a proxy statement in January, 2015, containing additional details regarding the New Sub-Advisory Agreement and details regarding the special meeting of shareholders.

At a Board meeting held on December 12, 2014, the Trust’s Board, including a majority of the Independent Trustees, unanimously approved Mr. Charles McNally, of American Independence, to serve as co-portfolio manager of the American Independence Risk-Managed Allocation Fund. The Trustees also approved a change in the frequency of the American Independence Risk-Managed Allocation Fund’s ordinary income dividend from yearly to quarterly.

At a Board meeting held on December 12, 2014, Mr. Paul Brook of Compliance Solutions Associates (“CSA”), Chief Compliance Officer of the Trust, submitted his resignation to the Board of Trustees and the Trustees accepted it. Effective February 1, 2015, the Trust’s Chief Compliance Officer will be Thaddeus (“Ted”) Leszczynski also of CSA.

During the month of December, 2014, an institutional shareholder in the American Independence Stock Fund (the “Fund”) redeemed a significant portion of net assets in the Institutional Class shares of the Fund. As of December 23, 2014, the Fund’s Institutional Class shares decreased by approximately 54%, or approximately 46% of the Fund’s assets.

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

American Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust, comprising the Stock Fund, Risk-Managed Allocation Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Boyd Watterson Short-Term Enhanced Bond Fund (formerly the Strategic Income Fund), Boyd Watterson Core Plus Fund (formerly the Core Plus Fund), and U.S. Inflation-Indexed Fund (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2014, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended for the Stock Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Boyd Watterson Short-Term Enhanced Bond Fund, Boyd Watterson Core Plus Fund, and U.S. Inflation-Indexed Fund; and the related statements of operations for the year then ended, and changes in net assets and financial highlights for the year then ended and for the period September 20, 2013 (commencement of operations) to October 31, 2013 for the Risk-Managed Allocation Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2014, and the results of their operations, the changes in their net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 29, 2014

American Independence Funds

Additional Fund Information (Unaudited)

Portfolio Summaries

The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2014:

Stock Fund
Portfolio Diversification	% of Net Assets
Financials	22.1%
Industrials	17.0
Energy	12.4
Health Care	12.3
Information Technology	8.6
Consumer Discretionary	8.2
Consumer Staples	5.7
Telecommunication Services	5.4
Utilities	4.3
Materials	2.5
Short-Term Investment	1.4
Total Investments	99.9%
Other assets in excess of liabilities	0.1
Net Assets	100.0%

Risk-Managed Allocation Fund
Portfolio Diversification	% of Net Assets
International Equity Exchange Traded Products	31.6%
U.S. Fixed Income Exchange Traded Products	27.6
U.S. Equity Exchange Traded Products	23.9
U.S. Alternative Exchange Traded Products	15.2
Short-Term Investment	0.8
Total Investments	99.1%
Other assets in excess of liabilities	0.9
Net Assets	100.0%

International Alpha Strategies Fund
Portfolio Diversification	% of Net Assets
Financials	20.5%
Health Care	16.4
Information Technology	13.8
Consumer Discretionary	11.3
Industrials	9.6
Materials	7.5
Energy	7.4
Telecommunication Services	6.8
Consumer Staples	4.2
Utilities	1.4
Short-Term Investment	0.2
Total Investments	99.1%
Other assets in excess of liabilities	0.9
Net Assets	100.0%

Kansas Tax-Exempt Bond Fund
Portfolio Diversification	% of Net Assets
Miscellaneous	25.1%
General Obligation	19.6
Refunded Bonds	18.0
Utilities	16.4
Hospitals	12.3
Transportation	2.8
Industrial Development Revenue	0.7
Housing	0.0*
Short-Term Investment	4.0
Total Investments	98.9%
Other assets in excess of liabilities	1.1
Net Assets	100.0%

* Rounds to less than 0.05%.

Boyd Watterson Short-Term Enhanced Bond Fund
Portfolio Diversification	% of Net Assets
Corporate Bonds	70.9%
U.S. Government Agency Pass-Through Securities	13.3
Collateralized Mortgage Obligations	4.0
Asset-Backed Securities	2.7
Preferred Stocks	1.6
Investment Company	1.6
Commercial Mortgage-Backed Security	1.4
U.S. Treasury Obligation	1.2
Short-Term Investment	2.5
Total Investments	99.2%
Other assets in excess of liabilities	0.8
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Boyd Watterson Core Plus Fund
Portfolio Diversification	% of Net Assets
Corporate Bonds	45.8%
U.S. Treasury Obligations	29.7
U.S. Government Agency Pass-Through Securities	19.9
U.S. Government Agency Securities	1.0
Investment Company	0.5
Collateralized Mortgage Obligations	0.4
Commercial Mortgage-Backed Security	0.2
Mortgage Derivatives - IO Strips	0.0*
Short-Term Investment	2.8
Total Investments	100.3%
Liabilities in excess of other assets	(0.3)
Net Assets	100.0%

* Rounds to less than 0.05%.

U.S Inflation-Indexed Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Securities	97.6%
U.S. Treasury Obligation	0.7
Short-Term Investments	1.3
Total Investments	99.6%
Other assets in excess of liabilities	0.4
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2014 at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period* 5/1/2014- 10/31/2014	Expense Ratio During Period**† 5/1/2014- 10/31/2014
Stock Fund	Institutional Class Shares	$1,000.00	$1,012.30	$5.86	1.16%
	Class A Shares	$1,000.00	$1,010.40	$7.78	1.54%
	Class C Shares	$1,000.00	$1,006.90	$10.90	2.16%

Risk-Managed	Institutional Class Shares	$1,000.00	$1,032.90	$4.64	0.90%
Allocation Fund	Class A Shares	$1,000.00	$1,031.00	$6.57	1.28%
	Class C Shares	$1,000.00	$1,027.20	$9.73	1.90%

International Alpha	Institutional Class Shares	$1,000.00	$948.00	$4.66	0.95%
Strategies Fund	Class A Shares	$1,000.00	$945.50	$7.10	1.45%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$1,033.50	$2.46	0.48%
Bond Fund	Class A Shares	$1,000.00	$1,031.50	$4.45	0.87%
	Class C Shares	$1,000.00	$1,028.30	$7.56	1.48%

Boyd Watterson Short-Term	Institutional Class Shares	$1,000.00	$1,004.80	$2.27	0.45%
Enhanced Bond Fund	Class A Shares	$1,000.00	$1,002.50	$3.56	0.70%

Boyd Watterson Core	Institutional Class Shares	$1,000.00	$1,023.80	$2.17	0.42%
Plus Fund	Class A Shares	$1,000.00	$1,022.00	$4.11	0.81%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,008.70	$1.62	0.32%
	Premier Class Shares	$1,000.00	$1,007.90	$2.37	0.47%
	Class A Shares	$1,000.00	$1,006.70	$3.89	0.77%
	Class C Shares	$1,000.00	$1,003.10	$6.65	1.32%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period* 5/1/2014- 10/31/2014	Expense Ratio During Period**† 5/1/2014- 10/31/2014
Stock Fund	Institutional Class Shares	$1,000.00	$1,019.18	$5.88	1.16%
	Class A Shares	$1,000.00	$1,017.26	$7.81	1.54%
	Class C Shares	$1,000.00	$1,014.14	$10.94	2.16%

Risk-Managed	Institutional Class Shares	$1,000.00	$1,020.44	$4.61	0.90%
Allocation Fund	Class A Shares	$1,000.00	$1,018.53	$6.53	1.28%
	Class C Shares	$1,000.00	$1,015.40	$9.68	1.90%

International Alpha	Institutional Class Shares	$1,000.00	$1,020.21	$4.84	0.95%
Strategies Fund	Class A Shares	$1,000.00	$1,017.70	$7.37	1.45%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$1,022.58	$2.44	0.48%
Bond Fund	Class A Shares	$1,000.00	$1,020.62	$4.43	0.87%
	Class C Shares	$1,000.00	$1,017.54	$7.52	1.48%

Boyd Watterson Short-Term	Institutional Class Shares	$1,000.00	$1,022.74	$2.29	0.45%
Enhanced Bond Fund	Class A Shares	$1,000.00	$1,021.45	$3.59	0.70%

Boyd Watterson Core	Institutional Class Shares	$1,000.00	$1,022.86	$2.17	0.42%
Plus Fund	Class A Shares	$1,000.00	$1,020.94	$4.11	0.81%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,023.39	$1.63	0.32%
	Premier Class Shares	$1,000.00	$1,022.63	$2.39	0.47%
	Class A Shares	$1,000.00	$1,021.13	$3.91	0.77%
	Class C Shares	$1,000.00	$1,018.36	$6.70	1.32%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

For Federal income tax purposes, the Stock, International Alpha Strategies and Boyd Watterson Core Plus Funds designates long-term capital gain dividends of $6,922,638, $1,506,819 and $160,055 or the amounts determined to be necessary, for the year ended October 31, 2014.

For Federal income tax purposes, the Kansas Tax-Exempt Bond Fund designates tax-exempt dividends of $7,078,691, or the amount determined to be necessary, for the year ended October 31, 2014.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2014, 13.21%, 24.37% and 0.65%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders of the Stock, Risk-Managed Allocation and International Alpha Strategies Funds.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Stock, Risk-Managed Allocation and International Alpha Strategies Funds designate income dividends of 13.10%, 65.17% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2014.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 12 and 13, 2014 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“American Independence” or the “Adviser”) with respect to the Stock Fund, Risk-Managed Allocation Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Boyd Watterson Short-Term Enhanced Bond Fund, Boyd Watterson Core Plus Fund, and U.S. Inflation-Indexed Fund (“the Funds”). Also at the Meeting, the Board of Trustees approved the renewal of the Sub-advisory Agreement between American Independence and Fisher Francis Trees & Watts, Inc. and its affiliates (“FFTW”) on behalf of the U.S. Inflation-Indexed Fund. The Investment Advisory Agreement, Expense Limitation Agreement and the Sub-advisory Agreement reviewed and approved at the Meeting are herein referred to as the “Agreements”. In determining whether to approve the Agreements, the Board considered information about the Adviser, the Sub-adviser, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. Further below is a summary describing certain of the materials and factors that the Board considered, and the conclusions the Board reached in approving the Agreements.

The Sub-advisory agreement with Navellier Associates, Inc. on behalf of the International Alpha Strategies Fund had last been approved by the Trustees on December 13, 2013 and subsequently by shareholders of the Fund on May 23, 2014. The Sub-advisory agreements with Boyd Watterson Asset Management, LLC on behalf of the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund had each been recently approved by the respective Fund’s shareholders on April 25, 2014 and August 28, 2013, respectively, and by the Trustees at meetings held September 20, 2013 and January 11, 2013, respectively. The Sub-advisory agreement between American Independence and J.A. Forlines, LLC had been approved by Trustees at a meeting held June 14, 2013. These Sub-advisory agreements were not presented to the Board of Trustees for approval of their continuation given that they were all still under the two-year initial term period.

In an executive session of the Meeting, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from American Independence and data and analysis from an outside data provider, including (1) advisory fee rate comparisons of the Funds to both Lipper and Morningstar peers; (2) net expense ratio comparisons of the Funds to both Lipper and Morningstar peers; and (3) performance of the individual Funds. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. American Independence is responsible for the day-to-day portfolio management of the Funds, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets. With respect to Funds managed by sub-advisers, American Independence evaluates, selects and supervises the sub-advisers.

The Trustees also considered the Adviser’s and Sub-advisers’ personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser’s supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded were appropriate comparison groups for the Funds. The Trustees considered the cost to American Independence and the profitability to American Independence and its affiliates of the relationship with the Funds over various time periods. The Trustees thought American Independence was engaged in reasonable efforts to enhance performance. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among American Independence and its affiliates. The Trustees were provided information indicating that American Independence currently was not making a profit, on a “normalized” compensation basis, from the overall relationship with the Trust.

The Trustees discussed the extent to which economies of scale were projected by American Independence to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of management and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Funds’ expenses, the difficulty of forecasting the effect of asset growth on the profitability of American Independence and its affiliates, and certain other funds in comparison groups. It was noted that, to the extent the Funds’ gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit American Independence by reducing the expenses American Independence must reimburse to the Funds rather than directly benefiting the Funds by reducing its net expenses.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

The materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of American Independence, Fund counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote for approval of the Agreements.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 225 W. 34th Street 9th Floor, New York, NY 10122 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Terry L. Carter Age: 65	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of QuikTrip Corporation. Currently serving on the Boards of the University of Oklahoma Foundation, QuikTrip Corp. and Mabrey Bancorporation Inc.	7	QuikTrip Corp./ AIFT II(3)
Jeffrey Haas Age: 53	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	7	AIFT II(3)
Thomas F. Kice Age: 65	Trustee	Indefinite	Senior Adviser and board member of Kice Industries, Inc. Also serves on the board of McShares Inc.	7	None
George Mileusnic Age: 60	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	7	AIFT II(3)
Peter Ochs Age: 62	Trustee	Indefinite	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	7	None
INTERESTED TRUSTEE
John J. Pileggi Age: 55	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC (2004-Present).	7	AIFT II(3)
OFFICERS(4)
Eric Rubin Age: 48	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present).	N/A	N/A
John J. Pileggi Age: 55	Assistant Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC (2004-Present).	N/A	N/A
Paul Brook Age: 61	Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2009-Present); Financial Consultant LPL Financial (2007-2009).	N/A	N/A
Susan Silva Age: 47	Treasurer & Secretary	9/2010-Present
Chief Administrative Officer of American Independence Financial Services, LLC since 12/2012; Partner, BackOffice Alliance LLC, July 2009 through December 2012; Previously independent consultant to American Independence Financial Services, LLC (November 2008 to 2012).
				N/A	N/A

(1)	Each Trustee has served from the inception of the Funds.
(2)
Messrs. Carter, Kice, Mileusnic, and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

(3)	As indicated, certain Trustees are also a Trustee of American Independence Funds Trust II (“AIFT II”), an affiliated trust, which as of October 31, 2014 included three (3) active funds.
(4)	Each Officer holds the same position with AIFT II.

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is with “filed herewith”.

(b)
During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Terry Carter, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2014 and 2013.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2014 and 2013 were $131,552 and $145,811, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2014 and 2013.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2014 and 2013 were $27,818 and $31,920, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2014 and 2013.

(e)
(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds Trust.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit 99CODE OF ETHICS.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  American Independence Funds Trust

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 7, 2015

By (Signature and Title)

/s/ Susan L. Silva
Susan L. Silva
Treasurer

Date: January 7, 2015